UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-04257

DWS Variable Series I
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2010

ANNUAL REPORT

DWS VARIABLE SERIES I
DWS Bond VIP DWS Growth & Income VIP DWS Capital Growth VIP DWS Global Opportunities VIP DWS International VIP DWS Health Care VIP

Contents

Performance Summary, Information About Your Fund's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for:
4 DWS Bond VIP
21 DWS Growth & Income VIP
36 DWS Capital Growth VIP
48 DWS Global Opportunities VIP
61 DWS International VIP
73 DWS Health Care VIP
84 Notes to Financial Statements
94 Report of Independent Registered Public Accounting Firm
95 Tax Information
95 Proxy Voting
96 Investment Management Agreement Approval
109 Summary of Management Fee Evaluation by Independent Fee Consultant
111 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investments in variable insurance portfolios (VIPs) involve risk. Stocks may decline in value. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. There are additional risks associated with investing in commodities, high-yield bonds, aggressive growth stocks, non-diversified/ concentrated funds and small- and mid-cap stocks which are more fully explained in the prospectuses. Please read the prospectus for more information.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2010

DWS Bond VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 is 0.59% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Fund returns during 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.
Growth of an Assumed $10,000 Investment
[] DWS Bond VIP — Class A [] Barclays Capital US Aggregate Bond Index
The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Bond VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,679	$9,783	$10,672	$13,801
	Average annual total return	6.79%	-.73%	1.31%	3.27%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,654	$11,877	$13,255	$17,633
	Average annual total return	6.54%	5.90%	5.80%	5.84%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Bond VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,019.80
Expenses Paid per $1,000*	$2.95
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/10	$1,000.00
Ending Account Value 12/31/10	$1,022.28
Expenses Paid per $1,000*	$2.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series I — DWS Bond VIP	.58%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Bond VIP

During the 12-month period ended December 31, 2010, the US Federal Reserve Board (the Fed) maintained the benchmark federal funds rate at near-zero levels and engaged in bond purchases designed to lower longer-term interest rates as it sought to stimulate economic growth.1 Treasury yields fell for most of the year, before rising in the fourth quarter as market participants reacted to better economic data and the extension of Bush-era tax cuts. For the year, credit-sensitive sectors outperformed as investors sought yield in an environment of low interest rates. Corporate bonds benefited as corporate profits and balance sheets displayed strength throughout the period, with below-investment-grade issues leading returns. Among other credit sectors, commercial mortgage-backed securities were standout performers despite an ongoing soft leasing environment in many markets.2

During the 12-month period, the Fund provided a total return of 6.79% (Class A shares, unadjusted for contract charges), compared with the 6.54% return of its benchmark, the Barclays Capital US Aggregate Bond Index. (Past performance is no guarantee of future results.)

The Fund's performance versus the benchmark continued to be driven principally by exposure to more credit-sensitive fixed-income sectors. Our overweight in investment-grade corporate bonds was the leading contributor to returns, while our high-yield corporate and emerging-market holdings added to performance as well.3 Currency weightings also added to performance, in particular our exposure to the Australian and Canadian dollars. On the downside, our underweighting early in the period of commercial mortgage-backed securities constrained returns. In addition, our positions in the bonds of a pair of Irish banks suffered as the crisis with respect to European sovereign debt played out over the period. The Fund's positioning with respect to overall duration and interest rate exposure was essentially a neutral factor for performance.4 During the period, we maintained a somewhat conservative stance with respect to interest rate exposure as we monitored the impact of Fed bond purchases on inflation expectations and rates. In addition, we closely watched economic data which appeared to indicate that the recovery is taking hold, a trend that we believe could bode well for continued outperformance by credit-oriented sectors.

Kenneth R. Bowling, CFA

Jamie Guenther, CFA

John Brennan

Bruce Harley, CFA, CEBS

J. Richard Robben, CFA

David Vignolo, CFA

J. Kevin Horsley, CFA, CPA

Stephen Willer, CFA

William Chepolis, CFA (joined the Fund on 2/1/2011)

Portfolio Managers

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 The federal funds rate is the interest rate, set by the US Federal Reserve Board, at which banks lend money to each other, usually on an overnight basis.

2 Commercial mortgage-backed securities (CMBS) are secured by loans on a commercial property.

3 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

4 Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Bond VIP
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Corporate Bonds	31%	24%
Mortgage-Backed Securities Pass-Throughs	28%	32%
Government & Agency Obligations	21%	24%
Commercial Mortgage-Backed Securities	9%	3%
Municipal Bonds and Notes	5%	3%
Collateralized Mortgage Obligations	4%	3%
Cash Equivalents	2%	10%
Asset-Backed	—	1%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

US Government & Treasury Obligations	47%	59%
AAA	5%	3%
AA	5%	6%
A	10%	9%
BBB	17%	15%
BB or Below	14%	7%
Not Rated	2%	1%
	100%	100%

Interest Rate Sensitivity	12/31/10	12/31/09

Effective Maturity	7.30 years	7.88 years
Effective Duration	4.91 years	4.65 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 8.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Bond VIP
		Principal Amount ($) (a)	Value ($)

Corporate Bonds 37.3%
Consumer Discretionary 10.7%
AMC Entertainment, Inc., 8.75%, 6/1/2019		1,200,000	1,281,000
Cablevision Systems Corp., 8.625%, 9/15/2017		1,500,000	1,633,125
CBS Corp., 5.9%, 10/15/2040		600,000	577,966
Comcast Corp., 5.15%, 3/1/2020		450,000	472,655
DIRECTV Holdings LLC, 6.35%, 3/15/2040		815,000	857,355
Expedia, Inc.:
5.95%, 8/15/2020		2,075,000	2,085,375
7.456%, 8/15/2018		1,150,000	1,311,000
Home Depot, Inc., 5.4%, 9/15/2040		420,000	407,870
JC Penney Co., Inc., 5.65%, 6/1/2020		1,500,000	1,436,250
Levi Strauss & Co., 7.625%, 5/15/2020		1,700,000	1,755,250
Lowe's Companies, Inc.:
2.125%, 4/15/2016		250,000	244,490
3.75%, 4/15/2021		500,000	483,405
MGM Resorts International, 144A, 9.0%, 3/15/2020		750,000	825,000
NBC Universal, Inc., 144A, 5.95%, 4/1/2041		500,000	499,949
Norcraft Companies LP, 10.5%, 12/15/2015		100,000	106,250
Royal Caribbean Cruises Ltd., 7.25%, 6/15/2016		1,100,000	1,185,250
Time Warner Cable, Inc., 7.3%, 7/1/2038		40,000	46,772
Time Warner, Inc.:
6.2%, 3/15/2040		400,000	425,222
7.625%, 4/15/2031		400,000	486,273
Yum! Brands, Inc.:
3.875%, 11/1/2020		465,000	444,208
5.3%, 9/15/2019		135,000	142,988
			16,707,653
Consumer Staples 2.3%
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019		750,000	933,261
CVS Caremark Corp.:
6.125%, 9/15/2039		500,000	534,229
6.25%, 6/1/2027		332,000	365,103
Kraft Foods, Inc., 5.375%, 2/10/2020		1,335,000	1,436,819
Kroger Co., 5.4%, 7/15/2040		375,000	355,431
			3,624,843
Energy 4.9%
Chesapeake Energy Corp., 9.5%, 2/15/2015		550,000	620,125
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		980,000	1,266,474
Enterprise Products Operating LLC, 6.125%, 10/15/2039		460,000	478,772
		Principal Amount ($) (a)	Value ($)

Kinder Morgan Energy Partners LP:
6.5%, 9/1/2039		500,000	516,517
6.95%, 1/15/2038		510,000	554,166
ONEOK Partners LP, 6.15%, 10/1/2016		482,000	541,702
Plains All American Pipeline LP, 8.75%, 5/1/2019		1,200,000	1,489,194
Reliance Holdings USA, Inc., 144A, 4.5%, 10/19/2020		650,000	620,199
Weatherford International Ltd., 5.125%, 9/15/2020		1,000,000	995,032
Williams Partners LP, 4.125%, 11/15/2020		570,000	539,898
			7,622,079
Financials 10.0%
American Express Co., 7.0%, 3/19/2018		1,138,000	1,325,512
Bank of America Corp.:
5.75%, 12/1/2017		710,000	738,844
6.5%, 8/1/2016		175,000	189,891
Citigroup, Inc., 5.375%, 8/9/2020		1,500,000	1,558,511
Discover Bank, 8.7%, 11/18/2019		710,000	835,751
Fifth Third Bancorp., 5.45%, 1/15/2017		651,000	665,428
Ford Motor Credit Co., LLC:
7.0%, 4/15/2015		900,000	967,151
8.0%, 6/1/2014		1,500,000	1,652,560
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036		300,000	283,030
JPMorgan Chase & Co., 5.125%, 9/15/2014		1,500,000	1,596,106
KeyBank NA, 5.7%, 11/1/2017		800,000	814,681
Lincoln National Corp., 8.75%, 7/1/2019		500,000	625,424
MetLife, Inc., Series A, 6.817%, 8/15/2018		400,000	466,353
Morgan Stanley:
3.45%, 11/2/2015		170,000	165,743
Series F, 6.625%, 4/1/2018		475,000	515,265
PNC Bank NA, 6.875%, 4/1/2018		200,000	228,612
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014		150,000	161,125
6.2%, 1/15/2015		100,000	110,281
7.375%, 6/15/2019		120,000	141,485
Qtel International Finance Ltd., 144A, 5.0%, 10/19/2025		935,000	846,390
Red Arrow International Leasing PLC, "A", 8.375%, 6/30/2012	RUB	1,076,482	35,240
The Goldman Sachs Group, Inc., 6.0%, 6/15/2020		800,000	864,531
Toll Brothers Finance Corp., 8.91%, 10/15/2017		350,000	412,950
Travelers Companies, Inc., 5.35%, 11/1/2040		280,000	275,873
			15,476,737
		Principal Amount ($) (a)	Value ($)

Health Care 2.2%
Express Scripts, Inc.:
6.25%, 6/15/2014		385,000	430,415
7.25%, 6/15/2019		720,000	852,208
HCA, Inc., 9.25%, 11/15/2016		725,000	773,485
Laboratory Corp. of America Holdings, 4.625%, 11/15/2020		455,000	450,896
Medco Health Solutions, Inc., 7.125%, 3/15/2018		715,000	839,050
			3,346,054
Industrials 0.9%
CSX Corp.:
6.15%, 5/1/2037		400,000	430,065
6.25%, 3/15/2018		800,000	917,729
			1,347,794
Materials 2.5%
ArcelorMittal, 6.125%, 6/1/2018		500,000	532,743
Corporacion Nacional del Cobre — Codelco, REG S, 7.5%, 1/15/2019		600,000	730,404
Dow Chemical Co., 4.25%, 11/15/2020		455,000	435,844
Exopack Holding Corp., 11.25%, 2/1/2014		420,000	435,750
International Paper Co., 7.3%, 11/15/2039		770,000	877,371
United States Steel Corp., 7.375%, 4/1/2020		800,000	820,000
			3,832,112
Telecommunication Services 2.5%
American Tower Corp., 5.05%, 9/1/2020		1,200,000	1,180,121
Frontier Communications Corp., 8.125%, 10/1/2018		1,000,000	1,097,500
Qwest Communications International, Inc., 8.0%, 10/1/2015		750,000	806,250
Windstream Corp., 8.625%, 8/1/2016		775,000	815,687
			3,899,558
Utilities 1.3%
CMS Energy Corp., 5.05%, 2/15/2018		500,000	494,392
DTE Energy Co., 7.625%, 5/15/2014		152,000	175,199
Energy Future Competitive Holdings Co., 7.48%, 1/1/2017		26,811	22,709
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		517,000	501,077
Majapahit Holding BV, REG S, 7.75%, 10/17/2016		100,000	115,679
Sempra Energy, 6.5%, 6/1/2016		650,000	754,592
			2,063,648
Total Corporate Bonds (Cost $55,757,794)			57,920,478

Mortgage-Backed Securities Pass-Throughs 34.3%
Federal Home Loan Mortgage Corp.:
4.5%, 12/1/2034		775,838	800,265
5.5%, with various maturities from 10/1/2023 until 8/1/2024		379,240	407,623
		Principal Amount ($) (a)	Value ($)

5.508%**, 2/1/2038		453,527	476,403
6.5%, 3/1/2026		755,865	841,826
7.0%, 1/1/2038		138,275	155,014
Federal National Mortgage Association:
3.274%**, 8/1/2037		118,346	123,960
3.5%, 7/1/2025 (b)		7,500,000	7,553,906
4.0%, with various maturities from 9/1/2039 until 9/1/2040 (b)		9,694,996	9,650,741
4.5%, 6/1/2034		708,667	732,004
5.0%, with various maturities from 2/1/2021 until 8/1/2040		3,158,126	3,329,400
5.152%**, 9/1/2038		207,642	220,428
5.39%**, 1/1/2038		528,565	555,702
5.5%, with various maturities from 12/1/2032 until 4/1/2037 (b)		11,703,856	12,535,844
6.0%, with various maturities from 4/1/2024 until 8/1/2035 (b)		7,535,326	8,203,130
6.5%, with various maturities from 3/1/2017 until 1/1/2036 (b)		2,376,536	2,641,875
8.0%, 9/1/2015		15,745	17,070
Government National Mortgage Association:
4.5%, 6/1/2039 (b)		1,600,000	1,661,375
5.0%, 4/1/2038 (b)		1,600,000	1,701,125
5.5%, 3/1/2036 (b)		1,600,000	1,729,125
Total Mortgage-Backed Securities Pass-Throughs (Cost $52,686,995)			53,336,816

Commercial Mortgage-Backed Securities 10.5%
Banc of America Commercial Mortgage, Inc., "A4", Series 2007-4, 5.742%**, 2/10/2051		600,000	639,110
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007-PW18, 5.7%, 6/13/2050		1,738,000	1,810,887
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A4", Series 2006-CD2, 5.347%**, 1/15/2046		1,850,000	1,985,417
Greenwich Capital Commercial Funding Corp., "A4", Series 2006-GG7, 5.883%**, 7/10/2038		2,375,000	2,591,122
GS Mortgage Securities Corp. II:
"J", Series 2007-GG10, 144A, 5.807%**, 8/10/2045*		1,096,000	9,316
"K", Series 2007-GG10, 144A, 5.807%**, 8/10/2045*		767,000	4,602
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2005-CB12, 4.895%, 9/12/2037		1,500,000	1,588,678
"A4", Series 2006-CB16, 5.552%, 5/12/2045		640,000	683,772
"E", Series 2007-LD11, 5.817%**, 6/15/2049		590,000	78,486
"F", Series 2007-LD11, 5.817%**, 6/15/2049		650,000	52,710
"G", Series 2007-LD11, 144A, 5.817%**, 6/15/2049		760,000	51,987
		Principal Amount ($) (a)	Value ($)

"H", Series 2007-LD11, 144A, 5.817%**, 6/15/2049		460,000	13,800
"A4", Series 2006-LDP7, 5.872%**, 4/15/2045		1,500,000	1,640,413
"A4", Series 2007-LD12, 5.882%, 2/15/2051		1,380,000	1,461,081
LB-UBS Commercial Mortgage Trust:
"A3", Series 2006-C7, 5.347%, 11/15/2038		1,750,000	1,850,204
"A4", Series 2007-C6, 5.858%, 7/15/2040		1,000,000	1,050,670
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.826%**, 6/12/2050		590,000	634,212
Wachovia Bank Commercial Mortgage Trust, "H", Series 2007-C32, 144A, 5.744%**, 6/15/2049		770,000	99,366
Total Commercial Mortgage-Backed Securities (Cost $19,898,506)			16,245,833

Collateralized Mortgage Obligations 5.4%
Countrywide Home Loans, "A2", Series 2006-1, 6.0%, 3/25/2036		641,046	555,359
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		159,455	101,141
FDIC Structured Sale Guaranteed Notes, "1A", Series 2010-S1, 144A, 0.811%**, 2/25/2048		1,731,716	1,734,435
Federal Home Loan Mortgage Corp.:
"PD", Series 2774, 5.0%, 8/15/2032		1,010,000	1,070,640
"PE", Series 2898, 5.0%, 5/15/2033		335,000	358,212
"KG", Series 2987, 5.0%, 12/15/2034		1,470,000	1,575,346
Federal National Mortgage Association:
''IO", Series 2010-143, Interest Only, 5.0%, 12/25/2025		5,832,053	536,170
"EG", Series 2005-22, 5.0%, 11/25/2033		750,000	803,109
"TC", Series 2007-77, 5.5%, 9/25/2034		370,000	395,535
Government National Mortgage Association:
"IP", Series 2010-79, Interest Only, 4.5%, 5/20/2039		2,338,103	397,549
"KI", Series 2010-130, Interest Only, 5.5%, 9/16/2040		480,000	73,333
MASTR Alternative Loans Trust, "8A1", Series 2004-3, 7.0%, 4/25/2034		12,467	11,822
NCUA Guaranteed Notes, "1A", Series 2010-R1, 0.716%**, 10/7/2020		776,434	775,463
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018		1,979	2,030
Total Collateralized Mortgage Obligations (Cost $8,330,639)			8,390,144
		Principal Amount ($) (a)	Value ($)

Government & Agency Obligations 25.1%
Sovereign Bonds 4.8%
Kingdom of Morocco, REG S, 4.5%, 10/5/2020	EUR	625,000	799,065
Republic of Argentina:
GDP Linked Note, Zero Coupon, 12/15/2035 (g)		410,000	62,115
8.28%, 12/31/2033		650,476	603,316
Republic of Egypt, 9.1%, 9/20/2012	EGP	230,000	39,673
Republic of El Salvador, REG S, 8.25%, 4/10/2032		40,000	44,400
Republic of Lithuania, REG S, 5.125%, 9/14/2017		200,000	196,500
Republic of Panama:
5.2%, 1/30/2020		425,000	450,500
7.125%, 1/29/2026		220,000	264,550
7.25%, 3/15/2015		80,000	92,400
Republic of Peru, 7.125%, 3/30/2019		600,000	717,000
Republic of Poland, 6.375%, 7/15/2019		560,000	627,318
Republic of Serbia, REG S, 6.75%, 11/1/2024		480,667	470,573
Republic of Sri Lanka, 144A, 6.25%, 10/4/2020		825,000	836,344
Russian Federation, 144A, 5.0%, 4/29/2020		2,200,000	2,200,000
			7,403,754
US Government Sponsored Agency 0.8%
Federal National Mortgage Association, 6.625%, 11/15/2030		950,000	1,198,680
US Treasury Obligations 19.5%
US Treasury Bills, 0.185%***, 3/17/2011 (c)		969,000	968,784
US Treasury Bond, 4.75%, 2/15/2037 (d)		3,600,000	3,868,877
US Treasury Note, 1.75%, 1/31/2014 (d)		25,000,000	25,523,450
			30,361,111
Total Government & Agency Obligations (Cost $38,267,988)			38,963,545

Loan Participations and Assignments 0.2%
Sovereign Loans
Gazprom, 144A, 8.125%, 7/31/2014		205,000	231,650
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018		100,000	108,250
Total Loan Participations and Assignments (Cost $302,745)			339,900

Municipal Bonds and Notes 6.2%
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045		420,000	391,885
Gwinnett County, GA, Development Authority Revenue, Gwinnett Stadium Project, 6.4%, 1/1/2028		655,000	729,441
		Principal Amount ($) (a)	Value ($)

Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013		410,000	405,957
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		1,800,000	1,759,248
Los Angeles, CA, Community Development Agency Tax Allocation Revenue, Adelante Eastside Project, Series C, 6.49%, 9/1/2037 INS: Radian		315,000	256,684
Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain Systems, Build America Bonds, 6.25%, 5/15/2043		400,000	402,744
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series B, 6.731%, 7/1/2043		400,000	400,632
New Jersey, Economic Development Authority Revenue, Series B, 6.5%, 11/1/2013 INS: AGC		860,000	959,975
Pennsylvania, State General Obligation, First Series, 5.25%, 2/1/2014 INS: NATL		625,000	700,944
Port Authority New York & New Jersey, One Hundred Fiftieth Series, 4.75%, 9/15/2016		930,000	975,961
Rhode Island, Convention Center Authority Revenue, Civic Center, Series A, 6.06%, 5/15/2035 INS: AGMC		515,000	491,233
		Principal Amount ($) (a)	Value ($)

Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 INS: AGMC		895,000	910,126
Virginia, College Building Authority, Educational Facilities Revenue, 21st Century College, Series B, 5.0%, 2/1/2014		930,000	1,034,197
Washington, Central Puget Sound Regional Transit Authority, Sales & Use Tax Revenue, Series A, 5.0%, 11/1/2036		285,000	284,364
Total Municipal Bonds and Notes (Cost $9,625,860)			9,703,391

	Shares	Value ($)

Securities Lending Collateral 17.9%
Daily Assets Fund Institutional, 0.27% (e) (f) (Cost $27,864,495)	27,864,495	27,864,495

Cash Equivalents 2.0%
Central Cash Management Fund, 0.19% (e) (Cost $3,051,609)	3,051,609	3,051,609

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $215,786,631)+	138.9	215,816,211
Other Assets and Liabilities, Net	(38.9)	(60,438,518)
Net Assets	100.0	155,377,693

* Non-income producing security.

** These securities are shown at their current rate as of December 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $215,805,423. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $10,788. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,609,966 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,599,178.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) When-issued or delayed delivery security included.

(c) At December 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $27,157,007, which is 17.5% of net assets.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(g) Security is linked to Argentine Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentina GDP, subject to certain conditions.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

FDIC: Federal Deposit Insurance Corp.

GDP: Gross Domestic Product

INS: Insured

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

NATL: National Public Finance Guaranty Corp.

Radian: Radian Asset Assurance, Inc.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Included in the Fund are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

At December 31, 2010, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year US Treasury Note	USD	3/22/2011	280	33,722,500	884,109
British Pound Currency	USD	3/14/2011	33	3,213,581	36,094
Japanese Yen Currency	USD	3/14/2011	14	2,157,400	(59,484)
Ultra Long Term US Treasury Bond	USD	3/22/2011	8	1,016,750	27,937
Total net unrealized appreciation					888,656

As of December 31, 2010, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	359,989	EUR	275,000	2/4/2011	7,468	HSBC Bank USA
EUR	900,000	USD	1,244,133	2/4/2011	41,548	HSBC Bank USA
Total net unrealized appreciation					49,016

As of December 31, 2010, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
RUB	3,600,000	USD	116,522	2/4/2011	(990)	JPMorgan Chase Securities, Inc.

Currency Abbreviations
EGP Egyptian Pound EUR Euro RUB Russian Ruble USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$—	$57,920,478	$—	$57,920,478
Mortgage-Backed Securities Pass-Throughs	—	53,336,816	—	53,336,816
Commercial Mortgage-Backed Securities	—	16,245,833	—	16,245,833
Collateralized Mortgage Obligations	—	8,390,144	—	8,390,144
Government & Agency Obligations	—	38,963,545	—	38,963,545
Loan Participations and Assignments	—	339,900	—	339,900
Municipal Bonds and Notes	—	9,703,391	—	9,703,391
Short-Term Investments (h)	30,916,104	—	—	30,916,104
Derivatives (i)	888,656	49,016	—	937,672
Total	$31,804,760	$184,949,123	$—	$216,753,883
Liabilities
Derivatives (i)	$—	$(990)	$—	$(990)
Total	$—	$(990)	$—	$(990)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
Government & Agency Obligations
Balance as of December 31, 2009	$41,830
Realized gains (loss)	—
Change in unrealized appreciation (depreciation)	—
Amortization premium/discount	—
Net purchases (sales)	—
Transfers into of Level 3	—
Transfers (out) of Level 3	(41,830	) (j)
Balance as of December 31, 2010	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2010	$—

Transfers between price levels are recognized at the beginning of the reporting period.

(j) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in securities, at value (cost $184,870,527), including $27,157,007 of securities loaned	$184,900,107
Investment in Daily Assets Fund Institutional (cost $27,864,495)*	27,864,495
Investment in Central Cash Management Fund (cost $3,051,609)	3,051,609
Total investments, at value (cost $215,786,631)	215,816,211
Cash	68,563
Foreign currency, at value (cost $56,665)	55,198
Receivable for Fund shares sold	117,035
Interest receivable	1,710,134
Unrealized appreciation on open forward foreign currency exchange contracts	49,016
Foreign taxes recoverable	1,177
Other assets	898
Total assets	217,818,232
Liabilities
Payable upon return of securities loaned	27,864,495
Payable for Investments purchased	8,062
Payable for investments purchased — when-issued/delayed delivery securities	34,176,235
Payable for Fund shares redeemed	61,489
Payable for daily variation margin on open futures contracts	185,468
Unrealized depreciation on open forward foreign currency exchange contracts	990
Accrued management fee	48,171
Other accrued expenses and payables	95,629
Total liabilities	62,440,539
Net assets, at value	$155,377,693
Net Assets Consist of
Undistributed net investment income	4,830,117
Net unrealized appreciation (depreciation) on: Investments	29,580
Futures	888,656
Foreign currency	46,460
Accumulated net realized gain (loss)	(38,064,434)
Paid-in capital	187,647,314
Net assets, at value	$155,377,693
Class A Net Asset Value, offering and redemption price per share ($155,377,693 ÷ 27,458,970 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$5.66

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Interest	$6,336,947
Dividends	2,496
Income distributions — Central Cash Management Fund	54,930
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	15,190
Total income	6,409,563
Expenses: Management fee	623,165
Administration fee	159,786
Services to shareholders	6,328
Custodian fee	23,438
Professional fees	57,501
Trustees' fees and expenses	8,721
Reports to shareholders	46,313
Other	23,323
Total expenses	948,575
Net investment income	5,460,988
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	6,379,975
Futures	(1,314,321)
Foreign currency	(58,246)
Payments by affiliates (see Note H)	7,050
5,014,458
Change in net unrealized appreciation (depreciation) on: Investments	(372,242)
Futures	332,060
Foreign currency	43,683
3,501
Net gain (loss)	5,017,959
Net increase (decrease) in net assets resulting from operations	$10,478,947

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$5,460,988	$7,096,250
Net realized gain (loss)	5,014,458	(22,284,758)
Change in net unrealized appreciation (depreciation)	3,501	29,440,278
Net increase (decrease) in net assets resulting from operations	10,478,947	14,251,770
Distributions to shareholders from: Net investment income: Class A	(6,962,542)	(11,985,798)
Fund share transactions: Class A Proceeds from shares sold	16,049,365	21,968,991
Reinvestment of distributions	6,962,542	11,985,798
Cost of shares redeemed	(29,824,695)	(32,370,197)
Net increase (decrease) in net assets from Class A share transactions	(6,812,788)	1,584,592
Increase (decrease) in net assets	(3,296,383)	3,850,564
Net assets at beginning of period	158,674,076	154,823,512
Net assets at end of period (including undistributed net investment income of $4,830,117 and $6,639,923, respectively)	$155,377,693	$158,674,076
Other Information
Class A Shares outstanding at beginning of period	28,638,100	28,147,936
Shares sold	2,857,267	4,088,614
Shares issued to shareholders in reinvestment of distributions	1,277,530	2,364,063
Shares redeemed	(5,313,927)	(5,962,513)
Net increase (decrease) in Class A shares	(1,179,130)	490,164
Shares outstanding at end of period	27,458,970	28,638,100

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$5.54	$5.50	$6.98	$7.03	$6.99
Income (loss) from investment operations: Net investment incomea	.19	.25	.37	.35	.33
Net realized and unrealized gain (loss)	.18	.26	(1.48)	(.06)	(.01)
Total from investment operations	.37	.51	(1.11)	.29	.32
Less distributions from: Net investment income	(.25)	(.47)	(.37)	(.34)	(.27)
Net realized gains	—	—	—	—	(.01)
Total distributions	(.25)	(.47)	(.37)	(.34)	(.28)
Net asset value, end of period	$5.66	$5.54	$5.50	$6.98	$7.03
Total Return (%)	6.79	10.07	(16.77)	4.18	4.72	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	155	159	155	229	218
Ratio of expenses before expense reductions (%)	.59	.59	.59	.61	.66
Ratio of expenses after expense reductions (%)	.59	.59	.59	.61	.62
Ratio of net investment income (%)	3.42	4.68	5.76	5.03	4.82
Portfolio turnover rate (%)	357	284	196	185	186
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2010

DWS Growth & Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.63% and 0.89% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Fund returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Portfolio management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. Stocks may decline in value. See the prospectus for details.
Growth of an Assumed $10,000 Investment
[] DWS Growth & Income VIP — Class A [] Russell 1000® Index
The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns assume the reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Growth & Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,440	$9,467	$10,903	$11,010
	Average annual total return	14.40%	-1.81%	1.74%	0.97%
Russell 1000 Index	Growth of $10,000	$11,610	$9,305	$11,364	$11,986
	Average annual total return	16.10%	-2.37%	2.59%	1.83%
DWS Growth & Income VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,412	$9,411	$10,768	$10,714
	Average annual total return	14.12%	-2.00%	1.49%	0.69%
Russell 1000 Index	Growth of $10,000	$11,610	$9,305	$11,364	$11,986
	Average annual total return	16.10%	-2.37%	2.59%	1.83%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Growth & Income VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,217.40	$1,215.80
Expenses Paid per $1,000*	$3.41	$4.86
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,022.13	$1,020.82
Expenses Paid per $1,000*	$3.11	$4.43

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Growth & Income VIP	.61%	.87%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Growth & Income VIP

US equities performed very well during 2010, as investors were cheered by gradually improving economic data and surprisingly strong corporate profits. The Russell 1000® Index — the Fund's benchmark — gained 16.10% on the year, building on its 28.43% rally of 2009. The Fund, while also producing a positive return of 14.40% (Class A shares, unadjusted for contract charges), fell short of the benchmark. (Past performance is no guarantee of future results.)

Our approach to managing the Fund is disciplined and dynamic — disciplined in the sense that we use a quantitative approach that measures numerous factors related to growth, value, quality and market sentiment, and dynamic in that we can choose to give different weightings to these factors based on a rigorous analysis of the past that seeks to determine which periods are most like now. The Fund's sentiment factors employ a variety of factors to gauge the momentum of individual stock prices. The past year was a highly rotational year for style performance, with leadership changing several times — from growth to sentiment, then to quality, and then back to sentiment. The Fund's growth and sentiment factors performed relatively well over the full year, whereas the value and quality factors were mostly weak. We started the year with healthy weightings to sentiment and growth, which added value early in the year. However, our relatively large weighting toward value throughout the year more than offset this and proved to be the biggest drag on relative performance.

From a sector perspective, our stock selection process was least effective in the information technology segment, where our overweight positions in Microsoft Corp., Computer Sciences Corp. and the disk-drive maker Western Digital Corp.* weighed on performance.1 The industrials sector was an additional area of underperformance, due in part to our overweights in Raytheon Co. and the truck manufacturer Oshkosh Corp. Our stock picks also fell short in the utilities and consumer staples sectors. On the plus side, we outperformed the benchmark by a wide margin in the energy sector. We generated strong performance by moving to overweight positions in stocks that plummeted sharply in the wake of the Gulf oil spill and then staged rebounds from undervalued levels, such as Transocean Ltd., Anadarko Petroleum Corp.* and National Oilwell Varco, Inc. We also performed very well within financials, thanks in part to our overweight positions in Berkshire Hathaway, Inc. and ACE Ltd.

Robert Wang

Russell Shtern, CFA

Portfolio Managers, QS Investors, LLC, Subadvisor to the Fund

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume the reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

* Not held in the portfolio as of December 31, 2010.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Growth & Income VIP
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	99%	98%
Cash Equivalents	1%	1%
Government & Agency Obligation	—	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Information Technology	19%	19%
Financials	17%	11%
Health Care	14%	14%
Industrials	12%	13%
Energy	11%	9%
Consumer Discretionary	11%	12%
Consumer Staples	7%	11%
Materials	5%	5%
Telecommunication Services	2%	4%
Utilities	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 25.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Growth & Income VIP
	Shares	Value ($)

Common Stocks 99.0%
Consumer Discretionary 10.4%
Auto Components 0.1%
Goodyear Tire & Rubber Co.*	6,200	73,470
Diversified Consumer Services 0.5%
Apollo Group, Inc. "A"*	3,100	122,419
Career Education Corp.* (a)	9,000	186,570
Coinstar, Inc.*	1,600	90,304
DeVry, Inc.	1,500	71,970
Sotheby's	1,600	72,000
		543,263
Hotels Restaurants & Leisure 1.0%
Chipotle Mexican Grill, Inc.* (a)	600	127,596
McDonald's Corp.	3,300	253,308
Panera Bread Co. "A"*	1,400	141,694
Starbucks Corp.	15,000	481,950
		1,004,548
Household Durables 0.2%
Garmin Ltd. (a)	6,200	192,138
Internet & Catalog Retail 1.0%
Liberty Media Corp. — Interactive "A"*	32,500	512,525
Priceline.com, Inc.*	1,300	519,415
		1,031,940
Media 2.8%
CBS Corp. "B"	8,400	160,020
Comcast Corp. "A" (a)	50,400	1,107,288
Liberty Media-Starz "A"*	1,800	119,664
McGraw-Hill Companies, Inc.	4,400	160,204
News Corp. "A"	9,100	132,496
Time Warner, Inc.	19,600	630,532
Walt Disney Co.	12,900	483,879
		2,794,083
Multiline Retail 0.8%
Dillard's, Inc. "A" (a)	16,200	614,628
Kohl's Corp.*	4,300	233,662
		848,290
Specialty Retail 2.6%
Advance Auto Parts, Inc.	7,000	463,050
American Eagle Outfitters, Inc.	9,500	138,985
AnnTaylor Stores Corp.*	2,700	73,953
Barnes & Noble, Inc. (a)	7,800	110,370
Chico's FAS, Inc.	5,700	68,571
Guess?, Inc.	2,300	108,836
Rent-A-Center, Inc.	3,600	116,208
Ross Stores, Inc.	2,500	158,125
The Gap, Inc.	36,300	803,682
TJX Companies, Inc.	13,000	577,070
		2,618,850
Textiles, Apparel & Luxury Goods 1.4%
Coach, Inc.	6,700	370,577
Deckers Outdoor Corp.*	2,100	167,454
NIKE, Inc. "B" (a)	4,300	367,306
VF Corp.	5,500	473,990
		1,379,327
	Shares	Value ($)

Consumer Staples 6.9%
Beverages 0.2%
Molson Coors Brewing Co. "B"	3,900	195,741
Food & Staples Retailing 1.4%
Wal-Mart Stores, Inc.	24,700	1,332,071
Whole Foods Market, Inc.* (a)	800	40,472
		1,372,543
Food Products 2.7%
Archer-Daniels-Midland Co.	14,500	436,160
Corn Products International, Inc.	4,400	202,400
Fresh Del Monte Produce, Inc.	5,700	142,215
H.J. Heinz Co.	5,500	272,030
Hormel Foods Corp.	2,100	107,646
The Hershey Co.	14,500	683,675
Tyson Foods, Inc. "A" (a)	47,700	821,394
Unilever PLC (ADR)	2,700	83,376
		2,748,896
Household Products 0.6%
Kimberly-Clark Corp.	2,200	138,688
Procter & Gamble Co.	7,300	469,609
		608,297
Personal Products 0.4%
Estee Lauder Companies, Inc. "A"	1,100	88,770
Herbalife Ltd.	5,100	348,687
		437,457
Tobacco 1.6%
Lorillard, Inc.	8,200	672,892
Philip Morris International, Inc.	15,200	889,656
		1,562,548
Energy 11.2%
Energy Equipment & Services 3.4%
Complete Production Services, Inc.*	10,300	304,365
Diamond Offshore Drilling, Inc.	3,000	200,610
FMC Technologies, Inc.*	1,200	106,692
Helmerich & Payne, Inc.	1,800	87,264
Nabors Industries Ltd.*	11,300	265,098
National Oilwell Varco, Inc.	15,100	1,015,475
Noble Corp. (a)	4,500	160,965
Oceaneering International, Inc.*	1,900	139,897
Oil States International, Inc.*	10,000	640,900
Transocean Ltd.* (a)	6,900	479,619
		3,400,885
Oil, Gas & Consumable Fuels 7.8%
Chevron Corp.	12,000	1,095,000
Cimarex Energy Co.	1,400	123,942
CNOOC Ltd. (ADR)	400	95,348
Devon Energy Corp.	12,100	949,971
Exxon Mobil Corp.	27,800	2,032,736
Hess Corp.	8,300	635,282
Murphy Oil Corp.	9,500	708,225
Newfield Exploration Co.*	2,600	187,486
Noble Energy, Inc.	3,800	327,104
Occidental Petroleum Corp.	6,200	608,220
Valero Energy Corp.	45,100	1,042,712
		7,806,026
	Shares	Value ($)

Financials 17.3%
Capital Markets 1.8%
Ameriprise Financial, Inc.	2,700	155,385
BlackRock, Inc.	1,700	323,986
Janus Capital Group, Inc.	5,400	70,038
Legg Mason, Inc.	4,400	159,588
State Street Corp.	5,000	231,700
T. Rowe Price Group, Inc.	4,500	290,430
The Goldman Sachs Group, Inc.	3,400	571,744
		1,802,871
Commercial Banks 4.1%
CIT Group, Inc.* (a)	8,100	381,510
Fifth Third Bancorp. (a)	46,800	687,024
Huntington Bancshares, Inc.	33,500	230,145
KeyCorp	42,200	373,470
M&T Bank Corp. (a)	1,700	147,985
PNC Financial Services Group, Inc.	9,200	558,624
SunTrust Banks, Inc.	35,600	1,050,556
Wells Fargo & Co.	20,500	635,295
		4,064,609
Consumer Finance 2.4%
Capital One Financial Corp. (a)	37,800	1,608,768
Discover Financial Services	42,800	793,084
		2,401,852
Diversified Financial Services 2.8%
Bank of America Corp.	28,500	380,190
Citigroup, Inc.*	69,700	329,681
CME Group, Inc.	800	257,400
JPMorgan Chase & Co.	35,800	1,518,636
PHH Corp.* (a)	6,900	159,735
The NASDAQ OMX Group, Inc.* (a)	4,900	116,179
		2,761,821
Insurance 5.8%
ACE Ltd.	20,300	1,263,675
Aflac, Inc.	5,000	282,150
Allied World Assurance Co. Holdings Ltd.	5,000	297,200
Arch Capital Group Ltd.*	1,800	158,490
Aspen Insurance Holdings Ltd.	3,900	111,618
Assurant, Inc.	3,100	119,412
Axis Capital Holdings Ltd.	3,000	107,640
Berkshire Hathaway, Inc. "A"*	2	240,900
Berkshire Hathaway, Inc. "B"*	2,100	168,231
Chubb Corp.	15,100	900,564
Everest Re Group Ltd.	1,800	152,676
Hartford Financial Services Group, Inc.	9,300	246,357
Platinum Underwriters Holdings Ltd.	2,200	98,934
The Travelers Companies, Inc.	30,600	1,704,726
		5,852,573
Real Estate Investment Trusts 0.4%
HCP, Inc. (REIT)	5,100	187,629
Public Storage (REIT)	1,500	152,130
SL Green Realty Corp. (REIT)	1,500	101,265
		441,024
Health Care 13.6%
Biotechnology 1.8%
Biogen Idec, Inc.*	7,500	502,875
Celgene Corp.*	5,300	313,442
Cephalon, Inc.* (a)	15,500	956,660
		1,772,977
	Shares	Value ($)

Health Care Providers & Services 8.1%
Aetna, Inc.	19,300	588,843
AmerisourceBergen Corp.	40,500	1,381,860
Cardinal Health, Inc.	42,200	1,616,682
Coventry Health Care, Inc.*	26,200	691,680
Health Net, Inc.*	4,700	128,263
Humana, Inc.*	15,400	842,996
UnitedHealth Group, Inc.	47,600	1,718,836
WellPoint, Inc.*	19,900	1,131,514
		8,100,674
Pharmaceuticals 3.7%
Eli Lilly & Co.	35,100	1,229,904
Endo Pharmaceuticals Holdings, Inc.*	12,700	453,517
Forest Laboratories, Inc.*	53,400	1,707,732
Medicis Pharmaceutical Corp. "A"	3,900	104,481
Par Pharmaceutical Companies, Inc.*	5,900	227,209
		3,722,843
Industrials 11.5%
Aerospace & Defense 3.1%
General Dynamics Corp.	8,700	617,352
Honeywell International, Inc.	6,900	366,804
Northrop Grumman Corp. (a)	23,700	1,535,286
Raytheon Co.	12,300	569,982
		3,089,424
Air Freight & Logistics 1.6%
FedEx Corp.	4,300	399,943
United Parcel Service, Inc. "B"	16,700	1,212,086
		1,612,029
Airlines 0.2%
Alaska Air Group, Inc.*	2,700	153,063
Commercial Services & Supplies 0.4%
Cintas	4,400	123,024
R.R. Donnelley & Sons Co. (a)	15,400	269,038
		392,062
Construction & Engineering 0.4%
EMCOR Group, Inc.*	9,400	272,412
KBR, Inc.	4,900	149,303
		421,715
Electrical Equipment 0.2%
Rockwell Automation, Inc.	2,100	150,591
Industrial Conglomerates 1.1%
3M Co.	13,100	1,130,530
Machinery 2.0%
Danaher Corp.	7,600	358,492
Dover Corp.	2,900	169,505
Eaton Corp.	4,800	487,248
Ingersoll-Rand PLC (a)	6,700	315,503
Oshkosh Corp.*	11,300	398,212
Parker Hannifin Corp.	1,800	155,340
Trinity Industries, Inc. (a)	6,000	159,660
		2,043,960
Professional Services 0.3%
Manpower, Inc. (a)	4,300	269,868
Road & Rail 1.6%
Norfolk Southern Corp.	12,200	766,404
Ryder System, Inc.	16,700	879,088
		1,645,492
Trading Companies & Distributors 0.6%
W.W. Grainger, Inc. (a)	4,500	621,495
	Shares	Value ($)

Information Technology 18.7%
Communications Equipment 1.6%
F5 Networks, Inc.*	4,100	533,656
Nokia Corp. (ADR) (a)	31,500	325,080
Research In Motion Ltd.* (a)	10,100	587,113
Tellabs, Inc.	19,100	129,498
		1,575,347
Computers & Peripherals 0.7%
Dell, Inc.*	8,200	111,110
Lexmark International, Inc. "A"*	15,500	539,710
		650,820
Electronic Equipment, Instruments & Components 3.9%
Anixter International, Inc.	1,600	95,568
Arrow Electronics, Inc.*	19,900	681,575
Avnet, Inc.*	17,000	561,510
FLIR Systems, Inc.*	2,400	71,400
Ingram Micro, Inc. "A"*	23,000	439,070
Jabil Circuit, Inc.	11,900	239,071
Power-One, Inc.* (a)	10,600	108,120
Tech Data Corp.*	10,700	471,014
Tyco Electronics Ltd.	25,600	906,240
Vishay Intertechnology, Inc.*	25,900	380,212
		3,953,780
Internet Software & Services 0.8%
AOL, Inc.*	13,900	329,569
IAC/InterActiveCorp.* (a)	16,300	467,810
		797,379
IT Services 5.4%
Automatic Data Processing, Inc.	12,100	559,988
Cognizant Technology Solutions Corp. "A"*	3,700	271,173
Computer Sciences Corp.	26,200	1,299,520
International Business Machines Corp.	18,800	2,759,088
Western Union Co. (a)	29,500	547,815
		5,437,584
Semiconductors & Semiconductor Equipment 3.4%
Altera Corp. (a)	9,800	348,684
Analog Devices, Inc.	8,100	305,127
Fairchild Semiconductor International, Inc.* (a)	7,900	123,319
Intel Corp.	87,400	1,838,022
Lam Research Corp.*	2,800	144,984
Marvell Technology Group Ltd.*	18,000	333,900
Maxim Integrated Products, Inc.	6,600	155,892
Micron Technology, Inc.* (a)	23,900	191,678
		3,441,606
Software 2.9%
Activision Blizzard, Inc.	30,000	373,200
Microsoft Corp.	90,575	2,528,854
		2,902,054
	Shares	Value ($)

Materials 5.3%
Chemicals 2.4%
Ashland, Inc.	6,200	315,332
Cytec Industries, Inc.	1,400	74,284
E.I. du Pont de Nemours & Co.	19,900	992,612
Lubrizol Corp.	8,100	865,728
Potash Corp. of Saskatchewan, Inc. (a)	900	139,347
		2,387,303
Metals & Mining 2.6%
Barrick Gold Corp.	6,900	366,942
Freeport-McMoRan Copper & Gold, Inc.	10,400	1,248,936
Newmont Mining Corp.	17,100	1,050,453
		2,666,331
Paper & Forest Products 0.3%
Domtar Corp.	2,000	151,840
MeadWestvaco Corp.	4,500	117,720
		269,560
Telecommunication Services 2.5%
Diversified Telecommunication Services 2.2%
AT&T, Inc.	15,480	454,803
Verizon Communications, Inc.	47,800	1,710,284
		2,165,087
Wireless Telecommunication Services 0.3%
Vodafone Group PLC (ADR)	13,300	351,519
Utilities 1.6%
Electric Utilities 0.8%
Duke Energy Corp.	32,100	571,701
Exelon Corp.	7,000	291,480
		863,181
Independent Power Producers & Energy Traders 0.6%
NRG Energy, Inc.* (a)	31,541	616,311
Multi-Utilities 0.2%
Ameren Corp.	6,300	177,596
Total Common Stocks (Cost $85,529,136)		99,325,233

Securities Lending Collateral 12.1%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $12,109,203)	12,109,203	12,109,203

Cash Equivalents 0.9%
Central Cash Management Fund, 0.19% (b) (Cost $862,150)	862,150	862,150

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $98,500,489)+	112.0	112,296,586
Other Assets and Liabilities, Net	(12.0)	(12,016,763)
Net Assets	100.0	100,279,823

* Non-income producing security.

+ The cost for federal income tax purposes was $99,375,854. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $12,920,732. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,304,323 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,383,591.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $11,776,143, which is 11.7% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At December 31, 2010, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	3/18/2011	16	1,002,400	14,510

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$99,325,233	$—	$—	$99,325,233
Short-Term Investments (d)	12,971,353	—	—	12,971,353
Derivatives (e)	14,510	—	—	14,510
Total	$112,311,096	$—	$—	$112,311,096

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in securities, at value (cost $85,529,136), including $11,776,143 of securities loaned	$99,325,233
Investment in Daily Assets Fund Institutional (cost $12,109,203)*	12,109,203
Investment in Central Cash Management Fund (cost $862,150)	862,150
Total investments, at value (cost $98,500,489)	112,296,586
Foreign currency, at value (cost $1,777)	1,847
Deposits with broker for open futures contracts	110,209
Receivable for Fund shares sold	72,187
Receivable for variation margin on open futures contracts	14,510
Interest receivable	2,780
Dividends receivable	71,249
Other assets	531
Total assets	112,569,899
Liabilities
Payable upon return of securities loaned	12,109,203
Payable for Fund shares redeemed	63,304
Accrued management fee	34,058
Accrued distribution service fee (Class B)	410
Other accrued expenses and payables	83,101
Total liabilities	12,290,076
Net assets, at value	$100,279,823
Net Assets Consist of
Undistributed net investment income	1,201,576
Net unrealized appreciation (depreciation) on: Investments	13,796,097
Futures	14,510
Foreign currency	70
Accumulated net realized gain (loss)	(47,839,390)
Paid-in capital	133,106,960
Net assets, at value	$100,279,823
Class A Net Asset Value, offering and redemption price per share ($98,342,904 ÷ 13,004,152 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.56
Class B Net Asset Value, offering and redemption price per share ($1,936,919 ÷ 256,466 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.55

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,154)	$1,803,774
Interest	594
Income distributions — Central Cash Management Fund	1,101
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	68,938
Total income	1,874,407
Expenses: Management fee	381,068
Administration fee	97,710
Services to shareholders	4,142
Custodian fee	23,254
Distribution service fee (Class B)	4,837
Legal fees	17,720
Audit and tax fees	41,911
Trustees' fees and expenses	6,663
Reports to shareholders	31,298
Other	8,782
Total expenses before expense reductions	617,385
Expense reductions	(29,349)
Total expenses after expense reductions	588,036
Net investment income (loss)	1,286,371
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	10,640,783
Futures	91,175
Foreign currency	(35)
10,731,923
Change in net unrealized appreciation (depreciation) on: Investments	853,941
Futures	6,737
Foreign currency	109
860,787
Net gain (loss)	11,592,710
Net increase (decrease) in net assets resulting from operations	$12,879,081

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$1,286,371	$1,607,557
Net realized gain (loss)	10,731,923	(17,473,719)
Change in net unrealized appreciation (depreciation)	860,787	42,884,018
Net increase (decrease) in net assets resulting from operations	12,879,081	27,017,856
Distributions to shareholders from: Net investment income: Class A	(1,597,628)	(1,967,417)
Class B	(27,222)	(35,839)
Total distributions	(1,624,850)	(2,003,256)
Fund share transactions: Class A Proceeds from shares sold	5,336,052	5,456,883
Reinvestment of distributions	1,597,628	1,967,417
Cost of shares redeemed	(20,642,306)	(25,400,088)
Net increase (decrease) in net assets from Class A share transactions	(13,708,626)	(17,975,788)
Class B Proceeds from shares sold	68,140	93,741
Reinvestment of distributions	27,222	35,839
Cost of shares redeemed	(453,581)	(431,050)
Net increase (decrease) in net assets from Class B share transactions	(358,219)	(301,470)
Increase (decrease) in net assets	(2,812,614)	6,737,342
Net assets at beginning of period	103,092,437	96,355,095
Net assets at end of period (including undistributed net investment income of $1,201,576 and $1,542,732, respectively)	$100,279,823	$103,092,437
Other Information
Class A Shares outstanding at beginning of period	15,048,001	18,437,278
Shares sold	774,532	954,520
Shares issued to shareholders in reinvestment of distributions	219,153	399,070
Shares redeemed	(3,037,534)	(4,742,867)
Net increase (decrease) in Class A shares	(2,043,849)	(3,389,277)
Shares outstanding at end of period	13,004,152	15,048,001
Class B Shares outstanding at beginning of period	309,228	364,787
Shares sold	10,025	16,377
Shares issued to shareholders in reinvestment of distributions	3,734	7,270
Shares redeemed	(66,521)	(79,206)
Net increase (decrease) in Class B shares	(52,762)	(55,559)
Shares outstanding at end of period	256,466	309,228

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$6.71	$5.12	$10.81	$10.94	$9.72
Income (loss) from investment operations: Net investment income (loss)a	.09	.10	.10	.13	.13	c
Net realized and unrealized gain (loss)	.87	1.61	(3.45)	.02	1.19
Total from investment operations	.96	1.71	(3.35)	.15	1.32
Less distributions from: Net investment income	(.11)	(.12)	(.18)	(.13)	(.10)
Net realized gains	—	—	(2.16)	(.15)	—
Total distributions	(.11)	(.12)	(2.34)	(.28)	(.10)
Net asset value, end of period	$7.56	$6.71	$5.12	$10.81	$10.94
Total Return (%)b	14.40	34.15	(38.31)	1.36	13.63	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	98	101	94	196	280
Ratio of expenses before expense reductions (%)	.63	.63	.60	.57	.56
Ratio of expenses after expense reductions (%)	.60	.54	.54	.56	.54
Ratio of net investment income (loss) (%)	1.32	1.74	1.34	1.18	1.24	c
Portfolio turnover rate (%)	145	82	130	310	105
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.

Class B Years Ended December 31,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$6.70	$5.12	$10.77	$10.90	$9.68
Income (loss) from investment operations: Net investment income (loss)a	.07	.08	.08	.09	.09	c
Net realized and unrealized gain (loss)	.87	1.60	(3.42)	.02	1.19
Total from investment operations	.94	1.68	(3.34)	.11	1.28
Less distributions from: Net investment income	(.09)	(.10)	(.15)	(.09)	(.06)
Net realized gains	—	—	(2.16)	(.15)	—
Total distributions	(.09)	(.10)	(2.31)	(.24)	(.06)
Net asset value, end of period	$7.55	$6.70	$5.12	$10.77	$10.90
Total Return (%)b	14.12	33.64	(38.29)	1.00	13.28	c

Net assets, end of period ($ millions)	2	2	2	15	52
Ratio of expenses before expense reductions (%)	.88	.89	.82	.95	.94
Ratio of expenses after expense reductions (%)	.85	.80	.77	.92	.89
Ratio of net investment income (loss) (%)	1.07	1.48	1.12	.82	.89	c
Portfolio turnover rate (%)	145	82	130	310	105
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.

Performance Summary December 31, 2010

DWS Capital Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.51% and 0.85% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Fund returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Stocks may decline in value. See the prospectus for details.
Growth of an Assumed $10,000 Investment
[] DWS Capital Growth VIP — Class A [] Russell 1000® Growth Index
The Russell 1000® Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
Index returns assume the reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,671	$9,923	$12,125	$10,338
	Average annual total return	16.71%	-.26%	3.93%	.33%
Russell 1000 Growth Index	Growth of $10,000	$11,671	$9,858	$12,023	$10,017
	Average annual total return	16.71%	-.47%	3.75%	.02%
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,633	$9,828	$11,926	$9,995
	Average annual total return	16.33%	-.58%	3.59%	-.01%
Russell 1000 Growth Index	Growth of $10,000	$11,671	$9,858	$12,023	$10,017
	Average annual total return	16.71%	-.47%	3.75%	.02%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Capital Growth VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,268.00	$1,266.10
Expenses Paid per $1,000*	$2.92	$4.86
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,022.63	$1,020.92
Expenses Paid per $1,000*	$2.60	$4.33

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Capital Growth VIP	.51%	.85%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Capital Growth VIP

Coming into 2010, we began to see the gradual withdrawal of government stimulus in response to the recession and increasing worry by market watchers that the recovery might falter as a result. The fiscal crisis in Europe also spurred market turbulence, though austerity pledges by a number of European governments (and central bank intervention there) eased fears of a possible European economic "contagion." In the third quarter, stocks benefited from a robust September rally spurred in part by news that the US Federal Reserve Board (the Fed) would take additional policy measures if needed in order to prevent the US economy from regressing. In the closing months of 2010, positive economic news, including stronger manufacturing reports, continued improvement for US gross domestic product (GDP), and an upturn in consumer confidence, sparked a number of market rallies over the quarter.1 Lastly, investors largely welcomed the congressional compromise where lawmakers extended the Bush-era tax cuts as well as unemployment benefits, as these actions provide some additional economic certainty for 2011.

For the 12 months ended December 31, 2010, the Fund returned 16.71% (Class A shares, unadjusted for contract charges), matching the 16.71% return of the Russell 1000® Growth Index. (Past performance is no guarantee of future results.)

During the period, stock selection was slightly positive offsetting the slightly negative sector allocation. The largest contribution to performance came from a surprising source, consumer discretionary stocks, considering the low expectations for consumer spending entering 2010. However, specialty retail stocks — which have strongly benefited from robust emerging-market consumer demand for specialty/luxury items, along with demand for automobiles globally — boosted the consumer discretionary sector. The Fund's overweight to industrials also contributed, based on improving manufacturing reports and several industrial firms' ability to exceed pessimistic earnings forecasts.2 In contrast, the Fund's slight overweight and stock selection in health care detracted from returns as several holdings proved disappointing. In addition, stock selection within information technology detracted.

Owen Fitzpatrick, CFA

Lead Portfolio Manager

Thomas M. Hynes, Jr., CFA

Brendan O'Neill, CFA

Portfolio Managers

The Russell 1000® Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 Gross domestic product is the value of goods and services produced in an economy.

2 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Capital Growth VIP
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	100%	99%
Cash Equivalents	—	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Information Technology	31%	34%
Consumer Discretionary	16%	11%
Industrials	14%	12%
Energy	12%	6%
Health Care	10%	17%
Materials	6%	5%
Consumer Staples	5%	8%
Financials	5%	4%
Telecommunication Services	1%	2%
Utilities	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 40.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Capital Growth VIP
	Shares	Value ($)

Common Stocks 99.8%
Consumer Discretionary 15.5%
Auto Components 3.0%
Autoliv, Inc. (a)	78,450	6,192,843
BorgWarner, Inc.* (a)	216,840	15,690,542
		21,883,385
Hotels Restaurants & Leisure 3.5%
Darden Restaurants, Inc. (a)	195,460	9,077,162
Marriott International, Inc. "A" (a)	276,401	11,481,698
McDonald's Corp.	69,100	5,304,116
		25,862,976
Media 1.8%
Scripps Networks Interactive "A" (a)	257,300	13,315,275
Multiline Retail 2.7%
Dollar General Corp.* (a)	133,130	4,083,097
Kohl's Corp.*	160,670	8,730,808
Nordstrom, Inc. (a)	178,060	7,546,183
		20,360,088
Specialty Retail 2.6%
Dick's Sporting Goods, Inc.* (a)	176,470	6,617,625
Limited Brands, Inc. (a)	415,870	12,779,685
		19,397,310
Textiles, Apparel & Luxury Goods 1.9%
NIKE, Inc. "B" (a)	167,735	14,327,924
Consumer Staples 5.1%
Beverages 1.4%
PepsiCo, Inc.	162,575	10,621,025
Food & Staples Retailing 1.8%
Sysco Corp. (a)	260,880	7,669,872
Wal-Mart Stores, Inc. (a)	98,264	5,299,377
		12,969,249
Household Products 1.9%
Church & Dwight Co., Inc. (a)	100,164	6,913,319
Colgate-Palmolive Co. (a)	86,840	6,979,331
		13,892,650
Energy 12.0%
Energy Equipment & Services 3.5%
National Oilwell Varco, Inc.	191,783	12,897,407
Schlumberger Ltd. (a)	157,380	13,141,230
		26,038,637
Oil, Gas & Consumable Fuels 8.5%
Alpha Natural Resources, Inc.*	222,900	13,380,687
Anadarko Petroleum Corp. (a)	174,580	13,296,013
EOG Resources, Inc. (a)	87,490	7,997,461
Exxon Mobil Corp. (a)	202,420	14,800,950
Occidental Petroleum Corp.	134,320	13,176,792
		62,651,903
Financials 4.9%
Capital Markets 4.2%
Charles Schwab Corp. (a)	352,250	6,026,997
Morgan Stanley	310,490	8,448,433
T. Rowe Price Group, Inc. (a)	253,620	16,368,635
		30,844,065
	Shares	Value ($)

Insurance 0.7%
MetLife, Inc.	114,040	5,067,938
Health Care 9.8%
Biotechnology 4.5%
Amgen, Inc.*	97,292	5,341,331
Celgene Corp.*	324,380	19,183,833
Gilead Sciences, Inc.*	239,705	8,686,909
		33,212,073
Health Care Equipment & Supplies 1.7%
Edwards Lifesciences Corp.* (a)	89,831	7,261,938
Thoratec Corp.* (a)	189,990	5,380,517
		12,642,455
Health Care Providers & Services 3.6%
Express Scripts, Inc.* (a)	297,570	16,083,658
McKesson Corp.	147,960	10,413,425
		26,497,083
Industrials 14.5%
Aerospace & Defense 2.9%
TransDigm Group, Inc.*	110,160	7,932,622
United Technologies Corp.	169,220	13,320,998
		21,253,620
Commercial Services & Supplies 1.0%
Stericycle, Inc.* (a)	95,250	7,707,630
Electrical Equipment 4.3%
AMETEK, Inc.	463,500	18,192,375
Roper Industries, Inc. (a)	181,940	13,905,674
		32,098,049
Machinery 4.1%
Navistar International Corp.* (a)	218,657	12,662,427
Parker Hannifin Corp. (a)	202,120	17,442,956
		30,105,383
Road & Rail 2.2%
Norfolk Southern Corp. (a)	261,180	16,407,328
Information Technology 30.6%
Communications Equipment 4.7%
Cisco Systems, Inc.*	1,089,685	22,044,327
QUALCOMM, Inc.	267,010	13,214,325
		35,258,652
Computers & Peripherals 8.7%
Apple, Inc.*	128,904	41,579,274
EMC Corp.* (a)	650,015	14,885,343
Hewlett-Packard Co.	185,785	7,821,549
		64,286,166
Internet Software & Services 3.2%
Akamai Technologies, Inc.* (a)	165,840	7,802,772
Google, Inc. "A"*	27,175	16,141,135
		23,943,907
IT Services 3.0%
Accenture PLC "A"	117,220	5,683,998
International Business Machines Corp.	61,160	8,975,841
VeriFone Systems, Inc.*	134,069	5,169,701
Visa, Inc. "A" (a)	37,490	2,638,546
		22,468,086
	Shares	Value ($)

Semiconductors & Semiconductor Equipment 1.6%
Intel Corp.	551,870	11,605,826
Software 9.4%
Adobe Systems, Inc.*	123,880	3,813,027
Check Point Software Technologies Ltd.* (a)	151,620	7,013,941
Concur Technologies, Inc.* (a)	187,410	9,732,201
Microsoft Corp.	664,300	18,547,256
Oracle Corp.	690,925	21,625,953
Solera Holdings, Inc. (a)	170,810	8,765,969
		69,498,347
Materials 6.3%
Chemicals 2.2%
Huntsman Corp. (a)	452,407	7,062,073
The Mosaic Co.	121,521	9,279,344
		16,341,417
Containers & Packaging 1.6%
Owens-Illinois, Inc.* (a)	380,480	11,680,736
Metals & Mining 2.5%
Freeport-McMoRan Copper & Gold, Inc. (a)	157,290	18,888,956
	Shares	Value ($)

Telecommunication Services 1.1%
Wireless Telecommunication Services
American Tower Corp. "A"*	160,070	8,266,015
Total Common Stocks (Cost $494,685,918)		739,394,154

Securities Lending Collateral 35.7%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $264,201,382)	264,201,382	264,201,382

Cash Equivalents 0.2%
Central Cash Management Fund, 0.19% (b) (Cost $1,727,407)	1,727,407	1,727,407

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $760,614,707)+	135.7	1,005,322,943
Other Assets and Liabilities, Net	(35.7)	(264,266,883)
Net Assets	100.0	741,056,060

* Non-income producing security.

+ The cost for federal income tax purposes was $763,567,179. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $241,755,764. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $250,498,317 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,742,553.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $257,619,904, which is 34.8% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$739,394,154	$—	$—	$739,394,154
Short-Term Investments (d)	265,928,789	—	—	265,928,789
Total	$1,005,322,943	$—	$—	$1,005,322,943

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in securities, at value (cost $494,685,918), including $257,619,904 of securities loaned	$739,394,154
Investment in Daily Assets Fund Institutional (cost $264,201,382)*	264,201,382
Investment in Central Cash Management Fund (cost $1,727,407)	1,727,407
Total investments, at value (cost $760,614,707)	1,005,322,943
Foreign currency, at value (cost $1,221)	1,344
Receivable for Fund shares sold	540,106
Interest receivable	10,846
Dividends receivable	242,213
Foreign taxes recoverable	21,609
Due from Advisor	242
Other assets	3,845
Total assets	1,006,143,148
Liabilities
Payable upon return of securities loaned	264,201,382
Payable for Fund shares redeemed	464,639
Accrued management fee	202,542
Accrued distribution service fee (Class B)	1,890
Other accrued expenses and payables	216,635
Total liabilities	265,087,088
Net assets, at value	$741,056,060
Net Assets Consist of
Undistributed net investment income	5,191,902
Net unrealized appreciation (depreciation) on: Investments	244,708,236
Foreign currency	4,323
Accumulated net realized gain (loss)	(166,155,788)
Paid-in capital	657,307,387
Net assets, at value	$741,056,060
Class A Net Asset Value, offering and redemption price per share ($728,888,149 ÷ 37,210,167 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.59
Class B Net Asset Value, offering and redemption price per share ($12,167,911 ÷ 623,731 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.51

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Dividends	$8,829,123
Income distributions — Central Cash Management Fund	11,380
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	178,797
Total income	9,019,300
Expenses: Management fee	2,618,221
Administration fee	700,197
Services to shareholders	13,779
Record keeping fee (Class B)	10,220
Custodian fee	65,859
Distribution service fee (Class B)	29,332
Professional fees	54,954
Trustees' fees and expenses	21,391
Reports to shareholders	84,105
Other	34,298
Total expenses before expense reductions	3,632,356
Expense reductions	(53,321)
Total expenses after expense reductions	3,579,035
Net investment income (loss)	5,440,265
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	56,925,932
Foreign currency	13,620
56,939,552
Change in net unrealized appreciation (depreciation) on: Investments	46,075,809
Foreign currency	(12,815)
46,062,994
Net gain (loss)	103,002,546
Net increase (decrease) in net assets resulting from operations	$108,442,811

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$5,440,265	$6,299,270
Net realized gain (loss)	56,939,552	(29,080,095)
Change in net unrealized appreciation (depreciation)	46,062,994	184,141,634
Net increase (decrease) in net assets resulting from operations	108,442,811	161,360,809
Distributions to shareholders from: Net investment income: Class A	(6,317,623)	(7,997,037)
Class B	(67,783)	(116,634)
Total distributions	(6,385,406)	(8,113,671)
Fund share transactions: Class A Proceeds from shares sold	12,396,402	18,231,110
Net assets acquired in tax-free reorganization	—	66,828,943
Reinvestment of distributions	6,317,623	7,997,037
Cost of shares redeemed	(105,101,955)	(122,840,820)
Net increase (decrease) in net assets from Class A share transactions	(86,387,930)	(29,783,730)
Class B Proceeds from shares sold	1,077,251	1,745,917
Reinvestment of distributions	67,783	116,634
Cost of shares redeemed	(2,881,286)	(2,624,791)
Net increase (decrease) in net assets from Class B share transactions	(1,736,252)	(762,240)
Increase (decrease) in net assets	13,933,223	122,701,168
Net assets at beginning of period	727,122,837	604,421,669
Net assets at end of period (including undistributed net investment income of $5,191,902 and $6,123,423, respectively)	$741,056,060	$727,122,837
Other Information
Class A Shares outstanding at beginning of period	42,229,316	43,844,542
Shares sold	714,318	1,329,558
Shares issued in tax-free reorganization	—	5,009,687
Shares issued to shareholders in reinvestment of distributions	348,655	644,923
Shares redeemed	(6,082,122)	(8,599,394)
Net increase (decrease) in Class A shares	(5,019,149)	(1,615,226)
Shares outstanding at end of period	37,210,167	42,229,316
Class B Shares outstanding at beginning of period	725,636	777,803
Shares sold	62,186	124,580
Shares issued to shareholders in reinvestment of distributions	3,749	9,421
Shares redeemed	(167,840)	(186,168)
Net increase (decrease) in Class B shares	(101,905)	(52,167)
Shares outstanding at end of period	623,731	725,636

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010		2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$16.93		$13.55	$20.41	$18.24		$16.90
Income (loss) from investment operations: Net investment income (loss)a	.14	d	.14	.16	.17	d	.13	c
Net realized and unrealized gain (loss)	2.68		3.43	(6.83)	2.12		1.31
Total from investment operations	2.82		3.57	(6.67)	2.29		1.44
Less distributions from: Net investment income	(.16)		(.19)	(.19)	(.12)		(.10)
Net asset value, end of period	$19.59		$16.93	$13.55	$20.41		$18.24
Total Return (%)b	16.71		26.87	(32.98)	12.59		8.53	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	729		715	594	1,058		1,131
Ratio of expenses before expense reductions (%)	.51		.51	.50	.53		.52
Ratio of expenses after expense reductions (%)	.51		.49	.49	.52		.49
Ratio of net investment income (loss) (%)	.78	d	.98	.89	.86	d	.73	c
Portfolio turnover rate (%)	42		76	21	30		16
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
d Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.03 per share and 0.28% and 0.17% of average daily net assets for the years ended December 31, 2010 and 2007, respectively.

Class B Years Ended December 31,	2010		2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$16.86		$13.49	$20.31	$18.15		$16.81
Income (loss) from investment operations: Net investment income (loss)a	.08	d	.09	.10	.09	d	.06	c
Net realized and unrealized gain (loss)	2.67		3.43	(6.81)	2.12		1.31
Total from investment operations	2.75		3.52	(6.71)	2.21		1.37
Less distributions from: Net investment income	(.10)		(.15)	(.11)	(.05)		(.03)
Net asset value, end of period	$19.51		$16.86	$13.49	$20.31		$18.15
Total Return (%)b	16.33		26.49	(33.20)	12.18		8.17	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12		12	10	19		107
Ratio of expenses before expense reductions (%)	.85		.85	.85	.94		.91
Ratio of expenses after expense reductions (%)	.84		.82	.82	.90		.86
Ratio of net investment income (loss) (%)	.45	d	.65	.56	.48	d	.36	c
Portfolio turnover rate (%)	42		76	21	30		16
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.
d Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.03 per share and $0.28% and 0.17% of average daily net assets for the years ended December 31, 2010 and 2007, respectively.

Performance Summary December 31, 2010

DWS Global Opportunities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 1.11% and 1.42% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Fund returns during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks of smaller companies involve greater risk than securities of larger, more-established companies. Stocks may decline in value. See the prospectus for details.
Growth of an Assumed $10,000 Investment
[] DWS Global Opportunities VIP — Class A [] S&P® Developed SmallCap Index
The S&P® Developed SmallCap Index is an unmanaged index of small-capitalization stocks within 26 countries around the globe.
Index returns assume the reinvestment of dividends net of withholding tax and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Global Opportunities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,664	$9,391	$12,534	$16,457
	Average annual total return	26.64%	-2.07%	4.62%	5.11%
S&P Developed SmallCap Index	Growth of $10,000	$12,442	$9,759	$12,666	$21,720
	Average annual total return	24.42%	-.81%	4.84%	8.07%
DWS Global Opportunities VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,638	$9,301	$12,346	$16,015
	Average annual total return	26.38%	-2.39%	4.31%	4.82%
S&P Developed SmallCap Index	Growth of $10,000	$12,442	$9,759	$12,666	$21,720
	Average annual total return	24.42%	-.81%	4.84%	8.07%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS Global Opportunities VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,310.10	$1,308.80
Expenses Paid per $1,000*	$6.00	$7.39
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,020.01	$1,018.80
Expenses Paid per $1,000*	$5.24	$6.46

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Global Opportunities VIP	1.03%	1.27%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Global Opportunities VIP

DWS Global Opportunities VIP returned 26.64% in 2010 (Class A shares, unadjusted for contract charges), outperforming the 24.42% return of its benchmark, the S&P® Developed SmallCap Index. (Past performance is no guarantee of future results.)

Our stock selection process was most effective in the information technology sector. Notable individual winners were ARM Holdings PLC, which licenses semiconductor designs to the makers of smartphones and other mobile devices, and two Chinese IT outsourcing companies, VanceInfo Technologies, Inc. and HiSoft Technology International.* Our stock picks also outperformed in the consumer staples sector, thanks in part to our investments in Diamond Foods, Inc. and SunOpta, Inc., and in financials, where our top holding was the Swiss private equity firm Partners Group Holding AG. On the negative side, we lost some ground through our underweight in materials and our stock selection in the industrials, energy and materials sectors.

On a sector basis, our bottom-up approach led us to maintain overweight positions in information technology, health care and energy, and underweights in financials, materials and utilities. Our largest sector shift during the year was to increase the Fund's weightings in the technology and consumer sectors, both of which stand to benefit in a continuing environment of global economic recovery. We funded this increase by reducing the extent of our overweight in energy and industrials.

In terms of geographical weightings, our search for "cheap growth" prompted us to keep an underweight in North America in favor of overweights in Europe and Asia. We believe that during the period, the overseas markets were a better source of growth, in the case of non-Japan Asia, and valuation, in the case of Europe and Japan.

Joseph Axtell, CFA

Portfolio Manager

The S&P Developed SmallCap Index is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

* Not held in the portfolio as of December 31, 2010.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Global Opportunities VIP
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	99%	97%
Cash Equivalents	1%	2%
Participatory Notes	—	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

United States	40%	40%
Continental Europe	21%	27%
Pacific Basin	15%	13%
United Kingdom	9%	7%
Japan	8%	8%
Australia	2%	1%
Canada	2%	2%
Latin America	1%	1%
Africa	—	—
Other	2%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

Industrials	22%	18%
Consumer Discretionary	18%	16%
Information Technology	15%	16%
Health Care	14%	16%
Financials	12%	12%
Energy	8%	10%
Materials	6%	6%
Consumer Staples	5%	5%
Utilities	—	1%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 52.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Global Opportunities VIP
	Shares	Value ($)

Common Stocks 99.2%
Australia 2.2%
Austal Ltd.	317,365	1,132,857
Lynas Corp., Ltd.*	1,164,743	2,454,077
(Cost $1,390,842)		3,586,934
Bermuda 0.7%
Lazard Ltd. "A" (Cost $666,344)	27,300	1,078,077
Brazil 1.5%
Diagnosticos da America SA	82,396	1,116,066
Fleury SA	81,302	1,305,308
(Cost $1,328,722)		2,421,374
Canada 1.8%
SunOpta, Inc.*	234,000	1,829,880
Thompson Creek Metals Co., Inc.*	68,800	1,012,736
(Cost $2,766,815)		2,842,616
Channel Islands 1.2%
Charter International PLC	70,502	928,271
Randgold Resources Ltd. (ADR) (a)	11,800	971,494
(Cost $1,610,895)		1,899,765
China 2.3%
Charm Communications, Inc. (ADR)*	34,536	340,525
Mecox Lane Ltd. (ADR)*	49,544	367,121
Minth Group Ltd.	1,105,800	1,815,306
VanceInfo Technologies, Inc. (ADR)*	34,175	1,180,404
(Cost $1,665,607)		3,703,356
Cyprus 0.5%
ProSafe SE (b) (Cost $681,555)	104,343	830,309
France 1.9%
Flamel Technologies SA (ADR)*	169,600	1,160,064
JC Decaux SA*	45,071	1,386,758
Meetic	19,827	430,541
(Cost $3,646,705)		2,977,363
Germany 5.2%
Fresenius Medical Care AG & Co. KGaA	72,504	4,189,568
M.A.X. Automation AG	261,915	1,211,297
Rational AG	7,284	1,607,928
United Internet AG (Registered)	78,543	1,276,509
(Cost $2,694,731)		8,285,302
Gibraltar 0.4%
PartyGaming PLC* (Cost $887,555)	214,906	688,548
Greece 0.2%
Hellenic Exchanges SA (Cost $712,162)	49,139	321,756
Hong Kong 6.6%
Dah Sing Banking Group Ltd.	555,740	946,634
EVA Precision Industrial Holdings Ltd. (c)	2,625,521	2,563,774
K Wah International Holdings Ltd.	2,552,501	955,612
Kingboard Chemical Holdings Ltd.	290,640	1,740,594
Midland Holdings Ltd.	1,049,268	861,251
REXLot Holdings Ltd. (c)	14,450,000	1,524,419
Shui On Construction & Materials Ltd.	658,000	761,888
	Shares	Value ($)

Wing Hang Bank Ltd.	84,572	1,169,654
(Cost $5,527,070)		10,523,826
India 0.3%
Magma Fincorp Ltd. (Cost $467,151)	307,555	493,505
Ireland 3.9%
C&C Group PLC (d)	149,879	677,959
C&C Group PLC (d)	185,737	839,662
ICON PLC (ADR)*	44,900	983,310
Norkom Group PLC*	292,633	586,568
Paddy Power PLC	39,555	1,622,720
Ryanair Holdings PLC (d)	2,200	11,024
Ryanair Holdings PLC (d)	312,536	1,574,510
(Cost $4,121,744)		6,295,753
Italy 0.5%
Prysmian SpA (Cost $837,686)	46,571	793,091
Japan 8.0%
Digital Garage, Inc.*	647	1,604,463
Hajime Construction Co., Ltd.	24,859	853,268
Internet Initiative Japan, Inc.	398	1,129,886
Kenedix, Inc.*	3,738	1,136,685
M3, Inc.	147	738,373
MISUMI Group, Inc.	60,600	1,508,650
Nidec Corp.	14,811	1,493,463
Nippon Seiki Co., Ltd.	95,000	1,138,333
Nitori Holdings Co., Ltd.	11,600	1,014,358
Universal Entertainment Corp.*	77,200	2,254,833
(Cost $8,219,088)		12,872,312
Korea 0.8%
S&T Dynamics Co., Ltd.* (Cost $741,138)	60,890	1,225,193
Luxembourg 0.5%
L'Occitane International SA* (Cost $590,029)	300,750	831,891
Netherlands 4.3%
Brunel International NV	23,026	907,397
Chicago Bridge & Iron Co. NV (NY Registered Shares)*	48,500	1,595,650
Koninklijke Vopak NV	32,153	1,518,850
QIAGEN NV*	62,600	1,224,420
SBM Offshore NV	74,639	1,672,143
(Cost $3,760,925)		6,918,460
Philippines 0.4%
Cebu Air, Inc.* (Cost $792,490)	258,830	669,968
Singapore 2.4%
Amtek Engineering Ltd.*	1,907,000	1,604,831
UOB-Kay Hian Holdings Ltd.	587,000	809,592
Venture Corp., Ltd.	198,773	1,434,245
(Cost $3,252,407)		3,848,668
South Africa 0.5%
Northam Platinum Ltd. (Cost $734,867)	108,524	746,283
	Shares	Value ($)

Spain 0.9%
Tecnicas Reunidas SA	14,090	897,087
Telvent GIT SA (NY registered shares)*	18,992	501,769
(Cost $1,342,398)		1,398,856
Switzerland 1.1%
Advanced Digital Broadcast Holdings SA (ADB Group) (Registered)	5,140	168,200
Partners Group Holding AG	8,682	1,647,715
(Cost $748,707)		1,815,915
Taiwan 1.0%
E Ink Holdings, Inc.* (Cost $1,496,706)	754,050	1,528,453
Thailand 0.7%
Kiatnakin Bank PCL (Cost $769,666)	913,600	1,181,967
United Arab Emirates 0.7%
Lamprell PLC (Cost $670,976)	220,696	1,106,240
United Kingdom 8.6%
Aegis Group PLC	277,722	608,360
ARM Holdings PLC	289,717	1,912,036
Ashmore Group PLC	317,788	1,660,297
Babcock International Group PLC	180,919	1,610,623
Burberry Group PLC	51,674	905,549
Domino's Pizza UK & IRL PLC	126,845	1,090,668
ICAP PLC	98,470	821,356
John Wood Group PLC	122,820	1,070,421
Michael Page International PLC	190,557	1,648,890
Rotork PLC	46,454	1,323,954
Serco Group PLC	120,037	1,039,616
(Cost $8,099,191)		13,691,770
United States 40.1%
Accuray, Inc.*	125,840	849,420
Advance Auto Parts, Inc.	18,150	1,200,623
Aecom Technology Corp.*	48,468	1,355,650
Aeropostale, Inc.*	54,050	1,331,792
Affiliated Managers Group, Inc.*	10,000	992,200
Alpha Natural Resources, Inc.*	25,400	1,524,762
Altra Holdings, Inc.*	27,455	545,256
BE Aerospace, Inc.*	42,000	1,555,260
BorgWarner, Inc.*	23,700	1,714,932
Cameron International Corp.*	19,200	974,016
Cardtronics, Inc.*	72,000	1,274,400
Central European Distribution Corp.* (e)	31,300	716,770
Cliffs Natural Resources, Inc.	17,700	1,380,777
Complete Production Services, Inc.*	40,807	1,205,846
Deckers Outdoor Corp.*	29,992	2,391,562
Diamond Foods, Inc.	35,100	1,866,618
Dresser-Rand Group, Inc.*	27,800	1,184,002
EnerNOC, Inc.*	27,700	662,307
ExamWorks Group, Inc.*	27,150	501,732
FleetCor Technologies, Inc.*	8,745	270,395
FSI International, Inc.*	193,500	855,270
FTI Consulting, Inc.*	38,850	1,448,328
	Shares	Value ($)

Green Mountain Coffee Roasters, Inc.*	39,564	1,300,073
Guess?, Inc.	30,700	1,452,724
Harris Corp.	23,500	1,064,550
hhgregg, Inc.*	46,900	982,555
Huntington Bancshares, Inc.	117,453	806,902
iGATE Corp.	53,535	1,055,175
Itron, Inc.*	26,900	1,491,605
Jarden Corp.	23,400	722,358
Jefferies Group, Inc.	56,400	1,501,932
Joy Global, Inc.	22,075	1,915,006
Lam Research Corp.*	20,300	1,051,134
Life Technologies Corp.*	30,200	1,676,100
Metabolix, Inc.*	45,800	557,386
NIC, Inc.	94,372	916,352
Northern Oil & Gas, Inc.*	52,400	1,425,804
NxStage Medical, Inc.*	92,419	2,299,385
Onyx Pharmaceuticals, Inc.*	22,453	827,842
Prosperity Bancshares, Inc.	25,700	1,009,496
Questcor Pharmaceuticals, Inc.*	115,704	1,704,320
Rovi Corp.*	23,300	1,444,833
Schweitzer-Mauduit International, Inc.	24,006	1,510,458
Stericycle, Inc.*	17,600	1,424,192
STR Holdings, Inc.*	39,764	795,280
SXC Health Solutions Corp.*	24,000	1,028,640
Sycamore Networks, Inc.	30,900	636,231
Thoratec Corp.*	57,200	1,619,904
TiVo, Inc.*	72,127	622,456
Ultra Petroleum Corp.*	29,400	1,404,438
Urban Outfitters, Inc.*	42,100	1,507,601
VIVUS, Inc.*	80,000	749,600
Waddell & Reed Financial, Inc. "A"	26,800	945,772
Zions Bancorp.	34,576	837,778
(Cost $40,370,092)		64,089,800
Total Common Stocks (Cost $100,594,264)		158,667,351

Warrants 0.0%
Hong Kong
Kingboard Chemical Holdings Ltd. Expiration Date 10/31/2012* (Cost $0)	39,014	41,409

Cash Equivalents 0.9%
Central Cash Management Fund, 0.19% (f) (Cost $1,403,436)	1,403,436	1,403,436

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $101,997,700)+	100.1	160,112,196
Other Assets and Liabilities, Net	(0.1)	(94,890)
Net Assets	100.0	160,017,306

* Non-income producing security.

+ The cost for federal income tax purposes was $104,651,714. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $55,460,482. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $62,843,932 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,383,450.

(a) Security is listed in country of domicile. Significant business activities of the company are in Africa.

(b) Security is listed in country of domicile. Significant business activities of the company are in Norway.

(c) Security is listed in country of domicile. Significant business activities of the company are in China.

(d) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(e) Security is listed in country of domicile. Significant business activities of the company are in Poland.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks & Warrants
Australia	$—	$3,586,934	$—	$3,586,934
Bermuda	1,078,077	—	—	1,078,077
Brazil	2,421,374	—	—	2,421,374
Canada	2,842,616	—	—	2,842,616
Channel Islands	971,494	928,271	—	1,899,765
China	1,888,050	1,815,306	—	3,703,356
Cyprus	—	830,309	—	830,309
France	1,160,064	1,817,299	—	2,977,363
Germany	—	8,285,302	—	8,285,302
Gibraltar	—	688,548	—	688,548
Greece	—	321,756	—	321,756
Hong Kong	—	10,565,235	—	10,565,235
India	—	493,505	—	493,505
Ireland	983,310	5,312,443	—	6,295,753
Italy	—	793,091	—	793,091
Japan	—	12,872,312	—	12,872,312
Korea	—	1,225,193	—	1,225,193
Luxembourg	—	831,891	—	831,891
Netherlands	1,595,650	5,322,810	—	6,918,460
Philippines	—	669,968	—	669,968
Singapore	—	3,848,668	—	3,848,668
South Africa	—	746,283	—	746,283
Spain	501,769	897,087	—	1,398,856
Switzerland	—	1,815,915	—	1,815,915
Taiwan	—	1,528,453	—	1,528,453
Thailand	—	1,181,967	—	1,181,967
United Arab Emirates	—	1,106,240	—	1,106,240
United Kingdom	—	13,691,770	—	13,691,770
United States	64,089,800	—	—	64,089,800
Short-Term Investments (g)	1,403,436	—	—	1,403,436
Total	$78,935,640	$81,176,556	$—	$160,112,196

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(g) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in securities, at value (cost $100,594,264)	$158,708,760
Investment in Central Cash Management Fund (cost $1,403,436)	1,403,436
Total investments, at value (cost $101,997,700)	160,112,196
Foreign currency, at value (cost $124,556)	125,904
Receivable for investments sold	45,967
Receivable for Fund shares sold	3,742
Interest receivable	332
Dividends receivable	33,773
Foreign taxes recoverable	36,680
Due from Advisor	46
Other assets	811
Total assets	160,359,451
Liabilities
Payable for Fund shares redeemed	155,006
Accrued management fee	102,954
Accrued distribution service fee (Class B)	480
Deferred foreign taxes	664
Other accrued expenses and payables	83,041
Total liabilities	342,145
Net assets, at value	$160,017,306
Net Assets Consist of
Undistributed net investment income	768,378
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $644)	58,113,832
Foreign currency	6,670
Accumulated net realized gain (loss)	(10,334,679)
Paid-in capital	111,463,105
Net assets, at value	$160,017,306
Class A Net Asset Value, offering and redemption price per share ($157,718,776 ÷ 11,043,518 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.28
Class B Net Asset Value, offering and redemption price per share ($2,298,530 ÷ 163,772 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.03

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $106,757)	$2,011,038
Income distributions — Central Cash Management Fund	6,384
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	78,877
Total income	2,096,299
Expenses: Management fee	1,278,032
Administration fee	143,599
Services to shareholders	5,559
Custodian fee	43,249
Distribution service fee (Class B)	8,866
Professional fees	57,944
Trustees' fees and expenses	7,645
Reports to shareholders	31,043
Other	35,596
Total expenses before expense reductions	1,611,533
Expense reductions	(104,862)
Total expenses after expense reductions	1,506,671
Net investment income (loss)	589,628
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	13,483,540
Foreign currency	(73,263)
Payments by affiliates (see Note H)	36
13,410,313
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $644)	20,279,521
Foreign currency	5,402
20,284,923
Net gain (loss)	33,695,236
Net increase (decrease) in net assets resulting from operations	$34,284,864

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$589,628	$582,620
Net realized gain (loss)	13,410,313	(7,267,367)
Change in net unrealized appreciation (depreciation)	20,284,923	55,600,054
Net increase (decrease) in net assets resulting from operations	34,284,864	48,915,307
Distributions to shareholders from: Net investment income: Class A	(567,314)	(2,053,958)
Class B	(5,306)	(80,052)
Total distributions	(572,620)	(2,134,010)
Fund share transactions: Class A Proceeds from shares sold	13,029,724	8,747,386
Reinvestment of distributions	567,314	2,053,958
Cost of shares redeemed	(27,999,087)	(33,699,813)
Net increase (decrease) in net assets from Class A share transactions	(14,402,049)	(22,898,469)
Class B Proceeds from shares sold	260,167	692,203
Reinvestment of distributions	5,306	80,052
Cost of shares redeemed	(5,280,324)	(1,476,946)
Net increase (decrease) in net assets from Class B share transactions	(5,014,851)	(704,691)
Increase (decrease) in net assets	14,295,344	23,178,137
Net assets at beginning of period	145,721,962	122,543,825
Net assets at end of period (including undistributed net investment income of $768,378 and $165,912, respectively)	$160,017,306	$145,721,962
Other Information
Class A Shares outstanding at beginning of period	12,301,988	15,069,861
Shares sold	1,052,936	905,526
Shares issued to shareholders in reinvestment of distributions	46,236	264,685
Shares redeemed	(2,357,642)	(3,938,084)
Net increase (decrease) in Class A shares	(1,258,470)	(2,767,873)
Shares outstanding at end of period	11,043,518	12,301,988
Class B Shares outstanding at beginning of period	586,186	669,567
Shares sold	22,014	75,308
Shares issued to shareholders in reinvestment of distributions	439	10,492
Shares redeemed	(444,867)	(169,181)
Net increase (decrease) in Class B shares	(422,414)	(83,381)
Shares outstanding at end of period	163,772	586,186

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010		2009		2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$11.32		$7.79		$18.28		$18.15		$15.00
Income (loss) from investment operations: Net investment income (loss)a	.05		.04		.20	d	.08	d	.03	c
Net realized and unrealized gain (loss)	2.96		3.64		(8.18)		1.61		3.28
Total from investment operations	3.01		3.68		(7.98)		1.69		3.31
Less distributions from: Net investment income	(.05)		(.15)		(.04)		(.23)		(.16)
Net realized gains	—		—		(2.47)		(1.33)		—
Total distributions	(.05)		(.15)		(2.51)		(1.56)		(.16)
Net asset value, end of period	$14.28		$11.32		$7.79		$18.28		$18.15
Total Return (%)	26.64	b	48.20	b	(49.96	)b	9.33	b	22.08	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	158		139		117		310		331
Ratio of expenses before expense reductions (%)	1.12		1.11		1.11		1.14		1.12
Ratio of expenses after expense reductions (%)	1.04		.99		.99		1.12		1.12
Ratio of net investment income (loss) (%)	.42		.47		1.53	d	.45	d	.16	c
Portfolio turnover rate (%)	39		53		21		19		28
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.02 per share and 0.37% and 0.09% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.

Class B Years Ended December 31,	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$11.11	$7.65	$18.03		$17.93		$14.84
Income (loss) from investment operations: Net investment income (loss)a	.03	.02	.16	e	.01	e	(.00	)b,d
Net realized and unrealized gain (loss)	2.90	3.57	(8.07)		1.61		3.24
Total from investment operations	2.93	3.59	(7.91)		1.62		3.24
Less distributions from: Net investment income	(.01)	(.13)	—		(.19)		(.15)
Net realized gains	—	—	(2.47)		(1.33)		—
Total distributions	(.01)	(.13)	(2.47)		(1.52)		(.15)
Net asset value, end of period	$14.03	$11.11	$7.65		$18.03		$17.93
Total Return (%)c	26.38	47.66	(50.16)		8.92		21.88	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	7	5		12		37
Ratio of expenses before expense reductions (%)	1.34	1.42	1.42		1.53		1.51
Ratio of expenses after expense reductions (%)	1.26	1.30	1.30		1.50		1.31
Ratio of net investment income (loss) (%)	.20	.16	1.21	e	.07	e	(.03	)d
Portfolio turnover rate (%)	39	53	21		19		28
a Based on average shares outstanding during the period.
b Amount is less than $.005.
c Total return would have been lower had certain expenses not been reduced.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
e Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.02 per share and 0.37% and 0.09% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.

Performance Summary December 31, 2010

DWS International VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.96% and 1.24% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Fund returns during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. See the prospectus for details.
Growth of an Assumed $10,000 Investment
[] DWS International VIP — Class A [] MSCI EAFE® Index
The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index is an unmanaged index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Index returns assume the reinvestment of dividends net of withholding tax and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS International VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,162	$7,027	$10,138	$9,896
	Average annual total return	1.62%	-11.10%	.27%	-.10%
MSCI EAFE® Index	Growth of $10,000	$10,775	$8,040	$11,292	$14,108
	Average annual total return	7.75%	-7.02%	2.46%	3.50%
DWS International VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,133	$6,969	$9,988	$9,646
	Average annual total return	1.33%	-11.34%	-.02%	-.36%
MSCI EAFE® Index	Growth of $10,000	$10,775	$8,040	$11,292	$14,108
	Average annual total return	7.75%	-7.02%	2.46%	3.50%

The growth of $10,000 is cumulative.

Information About Your Fund's Expenses

DWS International VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,208.80	$1,207.00
Expenses Paid per $1,000*	$5.51	$7.06
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,020.21	$1,018.80
Expenses Paid per $1,000*	$5.04	$6.46

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS International VIP	.99%	1.27%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS International VIP

International equities produced a modest gain in 2010 based on the 7.75% return of the the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index. While positive, this return lagged the 15.06% gain of the US market — as gauged by the Standard & Poor's 500® (S&P 500) Index — by a substantial margin. The relative performance of the foreign stocks was dampened by the progression of the European sovereign debt crisis and concerns about the impact of the rising yen on Japan's already sluggish economy.

The Class A shares of DWS International VIP returned 1.62% (unadjusted for contract charges) and underperformed the benchmark in 2010, a time in which investors were focused largely on top-down macroeconomic factors rather than company-specific fundamentals. (Past performance is no guarantee of future results.) For example, higher-quality large-cap companies with strong balance sheets and large cash reserves — in other words, the types of companies in which we invest — underperformed during the year. While there will often be times when higher-quality stocks lag the broader indices, we believe that focusing on stocks with the strongest fundamentals is the most effective way to achieve longer-term outperformance.

In terms of specific drivers of the Fund's performance, the most important sources of our shortfall in 2010 were our overweight in energy — which lagged the broader market — and our ineffective stock selection in the materials, industrials and health care sectors.1 We offset these negatives, to some extent, through our stronger results in information technology and financials.

With regard to portfolio activity, we began to take selective positions in the emerging markets in order to capitalize on the many attractive growth opportunities that the asset class has to offer. We also reduced the deviations in the Fund's country, sector and currency weightings versus the benchmark in an effort to dampen the volatility of our relative performance.

Nikolaus Poehlmann, CFA

Lead Portfolio Manager

Udo Rosendahl (until 2/1/2011)

Mark Schumann

Andreas Wendelken

Portfolio Managers

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS International VIP
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	96%	93%
Preferred Stocks	4%	—
Cash Equivalents	—	4%
Exchange-Traded Funds	—	3%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

Continental Europe	41%	63%
Japan	20%	18%
United Kingdom	15%	9%
Pacific Basin	11%	6%
Australia	8%	4%
Latin America	4%	—
Africa	1%	—
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Exchange-Traded Fund, Cash Equivalents and Securities Lending Collateral)	12/31/10	12/31/09

Financials	19%	24%
Industrials	16%	13%
Consumer Staples	15%	5%
Materials	11%	15%
Energy	10%	13%
Consumer Discretionary	9%	9%
Telecommunication Services	6%	5%
Health Care	6%	8%
Information Technology	6%	3%
Utilities	2%	5%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 65.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS International VIP
	Shares	Value ($)

Common Stocks 95.8%
Australia 8.2%
Australia & New Zealand Banking Group Ltd.	134,879	3,221,232
BHP Billiton Ltd.	132,607	6,137,279
National Australia Bank Ltd.	125,310	3,037,560
Newcrest Mining Ltd.	27,592	1,141,261
Wesfarmers Ltd.	73,691	2,411,878
Woodside Petroleum Ltd.	66,708	2,903,825
Woolworths Ltd.	168,602	4,650,873
(Cost $20,902,062)		23,503,908
Brazil 0.7%
Banco Santander Brasil SA (Units) (Cost $2,163,676)	146,403	1,991,785
China 1.5%
China Construction Bank Corp. "H"	1,490,354	1,342,178
China National Building Material Co., Ltd. "H"	630,603	1,444,104
Industrial & Commercial Bank of China Ltd. "H"	2,018,366	1,498,298
(Cost $4,673,081)		4,284,580
Denmark 2.4%
A P Moller-Maersk AS "B"	382	3,460,127
Carlsberg AS "B"	13,939	1,394,963
Novo Nordisk AS "B"	19,428	2,186,717
(Cost $5,428,284)		7,041,807
Finland 0.8%
Fortum Oyj	41,036	1,244,938
Sampo Oyj "A"	43,826	1,174,867
(Cost $2,272,480)		2,419,805
France 9.1%
Air Liquide SA	9,723	1,229,643
BNP Paribas	33,347	2,121,578
Compagnie Generale de Geophysique-Veritas*	53,340	1,623,362
GDF Suez	65,458	2,348,610
LVMH Moet Hennessy Louis Vuitton SA	10,066	1,655,842
PPR	9,451	1,502,895
Sanofi-Aventis	46,220	2,955,397
Schneider Electric SA	21,374	3,198,952
Societe Generale	36,567	1,965,330
Technip SA	16,316	1,506,592
Total SA	77,220	4,091,447
Vivendi	79,766	2,153,144
(Cost $24,846,422)		26,352,792
Germany 7.9%
Allianz SE (Registered)	14,554	1,729,449
BASF SE	50,896	4,060,262
Bayerische Motoren Werke (BMW) AG	15,111	1,187,558
Daimler AG (Registered)*	42,381	2,871,983
Deutsche Lufthansa AG (Registered)*	63,783	1,393,977
Linde AG	9,699	1,472,189
MAN SE	10,828	1,287,406
	Shares	Value ($)

Metro AG	22,831	1,643,779
SAP AG	30,010	1,528,114
Siemens AG (Registered)	37,691	4,666,325
ThyssenKrupp AG	21,008	870,359
(Cost $18,982,348)		22,711,401
Hong Kong 3.3%
AIA Group Ltd.*	496,827	1,396,623
BOC Hong Kong (Holdings) Ltd.	467,321	1,599,261
Hong Kong Exchanges & Clearing Ltd.	174,798	3,964,709
Hongkong Electric Holdings Ltd.	406,705	2,563,882
(Cost $9,148,344)		9,524,475
India 1.6%
Infosys Technologies Ltd.	21,645	1,662,814
ITC Ltd.	389,302	1,523,602
Larsen & Toubro Ltd.	32,378	1,432,264
(Cost $4,498,515)		4,618,680
Italy 1.9%
Saipem SpA	70,516	3,474,261
UniCredit SpA	1,013,511	2,096,056
(Cost $3,738,049)		5,570,317
Japan 19.9%
Canon, Inc.	132,065	6,770,269
FANUC Corp.	34,788	5,336,695
Honda Motor Co., Ltd.	84,499	3,339,707
Kao Corp.	118,076	3,179,866
Komatsu Ltd.	98,212	2,968,853
Kubota Corp.	156,905	1,484,630
Mitsubishi Corp.	130,157	3,519,787
Mitsubishi Heavy Industries Ltd.	769,511	2,888,812
Mitsui O.S.K Lines Ltd.	499,397	3,404,211
NTT DoCoMo, Inc.	2,696	4,707,325
Panasonic Corp.	209,682	2,959,905
Seven & I Holdings Co., Ltd.	156,982	4,192,889
Shin-Etsu Chemical Co., Ltd.	78,197	4,233,348
Sumitomo Mitsui Financial Group, Inc.	104,975	3,736,585
Takeda Pharmaceutical Co., Ltd.	61,442	3,021,859
Toshiba Corp.	313,447	1,706,141
(Cost $48,388,296)		57,450,882
Mexico 0.7%
America Movil SAB de CV Series L (Cost $2,036,853)	734,889	2,106,483
Netherlands 5.9%
ING Groep NV (CVA)*	244,598	2,379,514
Koninklijke (Royal) KPN NV	106,256	1,550,529
Koninklijke Philips Electronics NV	60,208	1,844,050
Royal Dutch Shell PLC "A"	270,903	9,032,268
Unilever NV (CVA)	69,385	2,160,357
(Cost $15,691,874)		16,966,718
Norway 0.9%
DnB NOR ASA (Cost $2,187,993)	190,147	2,668,569
Russia 1.2%
Sberbank of Russia (Cost $1,376,791)	979,941	3,338,686
	Shares	Value ($)

Singapore 2.6%
Keppel Corp., Ltd.	377,584	3,330,542
Oversea-Chinese Banking Corp., Ltd.	366,991	2,825,317
Singapore Airlines Ltd.	117,806	1,424,669
(Cost $6,774,240)		7,580,528
South Africa 0.6%
Remgro Ltd. (Cost $1,537,047)	97,815	1,677,147
Spain 1.3%
Telefonica SA (Cost $3,881,026)	164,233	3,729,899
Sweden 2.6%
Atlas Copco AB "A"	62,478	1,577,731
Hennes & Mauritz AB "B"	32,583	1,085,641
Swedbank AB "A"*	114,409	1,595,317
TeliaSonera AB	81,801	648,542
Volvo AB "B"*	150,083	2,674,895
(Cost $6,416,955)		7,582,126
Switzerland 6.4%
Compagnie Financiere Richemont SA "A"	53,823	3,166,467
Givaudan SA (Registered)	1,445	1,560,225
Nestle SA (Registered)	148,448	8,695,716
Novartis AG (Registered)	23,786	1,399,677
Xstrata PLC	150,227	3,526,164
(Cost $11,917,651)		18,348,249
Taiwan 0.9%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $2,147,196)	1,051,788	2,561,245
United Kingdom 15.4%
AMEC PLC	103,492	1,855,574
AstraZeneca PLC	59,327	2,702,753
British American Tobacco PLC	106,006	4,071,522
Diageo PLC	261,723	4,835,418
GlaxoSmithKline PLC	232,345	4,491,886
HSBC Holdings PLC	627,409	6,369,014
Johnson Matthey PLC	23,673	752,196
Legal & General Group PLC	1,460,870	2,203,618
Lloyds Banking Group PLC*	1,046,822	1,072,289
Reckitt Benckiser Group PLC	43,011	2,363,809
Rio Tinto PLC	38,762	2,711,363
	Shares	Value ($)

Tesco PLC	218,671	1,448,952
Vodafone Group PLC	2,349,805	6,074,214
WPP PLC	282,863	3,481,787
(Cost $40,608,564)		44,434,395
Total Common Stocks (Cost $239,617,747)		276,464,477

Preferred Stocks 3.8%
Brazil 2.2%
Itau Unibanco Holding SA	60,990	1,463,372
Petroleo Brasileiro SA	94,650	1,598,269
Ultrapar Participacoes SA	24,793	1,585,280
Vale SA "A"	53,943	1,576,263
(Cost $6,016,853)		6,223,184
Germany 0.8%
Volkswagen AG (Cost $2,418,936)	14,410	2,335,096
Korea 0.8%
Samsung Electronics Co., Ltd. (Cost $2,171,594)	4,200	2,401,055
Total Preferred Stocks (Cost $10,607,383)		10,959,335

Participatory Note 0.5%
Indonesia
PT Astra International Tbk (issuer Merrill Lynch International & Co.), Expiration Date 10/13/2015* (Cost $1,487,467)	228,174	1,381,453

Cash Equivalents 0.0%
Central Cash Management Fund, 0.19% (a) (Cost $13,356)	13,356	13,356

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $251,725,953)+	100.1	288,818,621
Other Assets and Liabilities, Net	(0.1)	(159,838)
Net Assets	100.0	288,658,783

* Non-income producing security.

+ The cost for federal income tax purposes was $252,899,809. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $35,918,812. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,745,849 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,827,037.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

CVA: Certificaten Van Aandelen

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common and Preferred Stocks
Australia	$—	$23,503,908	$—	$23,503,908
Brazil	8,214,969	—	—	8,214,969
China	—	4,284,580	—	4,284,580
Denmark	—	7,041,807	—	7,041,807
Finland	—	2,419,805	—	2,419,805
France	—	26,352,792	—	26,352,792
Germany	—	25,046,497	—	25,046,497
Hong Kong	—	9,524,475	—	9,524,475
India	—	4,618,680	—	4,618,680
Italy	—	5,570,317	—	5,570,317
Japan	—	57,450,882	—	57,450,882
Korea	—	2,401,055	—	2,401,055
Mexico	2,106,483	—	—	2,106,483
Netherlands	—	16,966,718	—	16,966,718
Norway	—	2,668,569	—	2,668,569
Russia	—	3,338,686	—	3,338,686
Singapore	—	7,580,528	—	7,580,528
South Africa	—	1,677,147	—	1,677,147
Spain	—	3,729,899	—	3,729,899
Sweden	—	7,582,126	—	7,582,126
Switzerland	—	18,348,249	—	18,348,249
Taiwan	—	2,561,245	—	2,561,245
United Kingdom	—	44,434,395	—	44,434,395
Participatory Note (b)	—	1,381,453	—	1,381,453
Short-Term Investments (b)	13,356	—	—	13,356
Total	$10,334,808	$278,483,813	$—	$288,818,621

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in securities, at value (cost $251,712,597)	$288,805,265
Investment in Central Cash Management Fund (cost $13,356)	13,356
Total investments, at value (cost $251,725,953)	288,818,621
Foreign currency, at value (cost $862,831)	868,757
Receivable for Fund shares sold	75,593
Interest receivable	133
Dividends receivable	391,955
Foreign taxes recoverable	214,116
Other assets	1,690
Total assets	290,370,865
Liabilities
Line of credit loan payable	650,000
Cash overdraft	500,000
Payable for Fund shares redeemed	260,006
Accrued management fee	177,572
Accrued distribution service fee (Class B)	78
Other accrued expenses and payables	124,426
Total liabilities	1,712,082
Net assets, at value	$288,658,783
Net Assets Consist of
Undistributed net investment income	4,383,767
Net unrealized appreciation (depreciation) on: Investments	37,092,668
Foreign currency	27,534
Accumulated net realized gain (loss)	(151,238,256)
Paid-in capital	398,393,070
Net assets, at value	$288,658,783
Class A Net Asset Value, offering and redemption price per share ($288,292,676 ÷ 35,091,522 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.22
Class B Net Asset Value, offering and redemption price per share ($366,107 ÷ 44,527 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.22

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $993,419)	$7,803,741
Interest	230
Income distributions — Central Cash Management Fund	25,298
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	320,474
Total income	8,149,743
Expenses: Management fee	2,410,956
Administration fee	305,184
Services to shareholders	17,714
Custodian fee	89,837
Distribution service fee (Class B)	993
Professional fees	64,456
Trustees' fees and expenses	13,197
Reports to shareholders	77,372
Other	43,906
Total expenses before expense reductions	3,023,615
Expense reductions	(12,878)
Total expenses after expense reductions	3,010,737
Net investment income (loss)	5,139,006
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	33,117,429
Foreign currency	(1,084,039)
32,033,390
Change in net unrealized appreciation (depreciation) on: Investments	(35,517,787)
Foreign currency	33,833
(35,483,954)
Net gain (loss)	(3,450,564)
Net increase (decrease) in net assets resulting from operations	$1,688,442

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$5,139,006	$5,093,925
Net realized gain (loss)	32,033,390	(62,986,953)
Change in net unrealized appreciation (depreciation)	(35,483,954)	145,310,993
Net increase (decrease) in net assets resulting from operations	1,688,442	87,417,965
Distributions to shareholders from: Net investment income: Class A	(6,697,099)	(13,459,468)
Class B	(8,035)	(17,118)
Total distributions	(6,705,134)	(13,476,586)
Fund share transactions: Class A Proceeds from shares sold	11,044,552	14,392,350
Reinvestment of distributions	6,697,099	13,459,468
Cost of shares redeemed	(68,414,073)	(55,084,882)
Net increase (decrease) in net assets from Class A share transactions	(50,672,422)	(27,233,064)
Class B Proceeds from shares sold	28,325	18,639
Reinvestment of distributions	8,035	17,118
Cost of shares redeemed	(124,745)	(67,424)
Net increase (decrease) in net assets from Class B share transactions	(88,385)	(31,667)
Increase (decrease) in net assets	(55,777,499)	46,676,648
Net assets at beginning of period	344,436,282	297,759,634
Net assets at end of period (including undistributed net investment income of $4,383,767 and $4,263,585, respectively)	$288,658,783	$344,436,282
Other Information
Class A Shares outstanding at beginning of period	41,648,336	45,605,566
Shares sold	1,324,213	2,028,682
Shares issued to shareholders in reinvestment of distributions	845,593	2,308,657
Shares redeemed	(8,726,620)	(8,294,569)
Net increase (decrease) in Class A shares	(6,556,814)	(3,957,230)
Shares outstanding at end of period	35,091,522	41,648,336
Class B Shares outstanding at beginning of period	56,405	60,497
Shares sold	3,694	2,856
Shares issued to shareholders in reinvestment of distributions	1,012	2,931
Shares redeemed	(16,584)	(9,879)
Net increase (decrease) in Class B shares	(11,878)	(4,092)
Shares outstanding at end of period	44,527	56,405

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010		2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$8.26		$6.52	$15.01		$13.42		$10.85
Income (loss) from investment operations: Net investment income (loss)a	.13		.12	.29	c	.21	c	.28	c
Net realized and unrealized gain (loss)	(.00	)*	1.93	(6.46)		1.73		2.51
Total from investment operations	.13		2.05	(6.17)		1.94		2.79
Less distributions from: Net investment income	(.17)		(.31)	(.17)		(.35)		(.22)
Net realized gains	—		—	(2.15)		—		—
Total distributions	(.17)		(.31)	(2.32)		(.35)		(.22)
Net asset value, end of period	$8.22		$8.26	$6.52		$15.01		$13.42
Total Return (%)	1.62	b	33.52	(48.21	)b,d	14.59		25.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	288		344	297		702		702
Ratio of expenses before expense reductions (%)	.99		.94	1.01		.98		.98
Ratio of expenses after expense reductions (%)	.99		.94	.97		.98		.98
Ratio of net investment income (loss) (%)	1.68		1.69	2.74	c	1.48	c	2.32	c
Portfolio turnover rate (%)	228		81	123		108		105
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09, $0.05 and $0.11 per share and 0.82%, 0.33% and 0.92% of average daily net assets for the years ended December 31, 2008, 2007 and 2006, respectively.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.
* Amount is less than $.005.

Class B Years Ended December 31,	2010		2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$8.26		$6.52	$14.98		$13.38		$10.82
Income (loss) from investment operations: Net investment income (loss)a	.11		.10	.23	c	.16	c	.24	c
Net realized and unrealized gain (loss)	(.00	)*	1.94	(6.43)		1.73		2.50
Total from investment operations	.11		2.04	(6.20)		1.89		2.74
Less distributions from: Net investment income	(.15)		(.30)	(.11)		(.29)		(.18)
Net realized gains	—		—	(2.15)		—		—
Total distributions	(.15)		(.30)	(2.26)		(.29)		(.18)
Net asset value, end of period	$8.22		$8.26	$6.52		$14.98		$13.38
Total Return (%)	1.33	b	32.89	(48.25	)b,d	14.25	b	25.44	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.36		.50	.40		12		51
Ratio of expenses before expense reductions (%)	1.26		1.22	1.33		1.41		1.37
Ratio of expenses after expense reductions (%)	1.26		1.22	1.28		1.39		1.36
Ratio of net investment income (loss) (%)	1.41		1.42	2.42	c	1.07	c	1.94	c
Portfolio turnover rate (%)	228		81	123		108		105
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09, $0.05 and $0.11 per share and 0.82%, 0.33% and 0.92% of average daily net assets for the years ended December 31, 2008, 2007 and 2006, respectively.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.
* Amount is less than $.005.

Performance Summary December 31, 2010

DWS Health Care VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2010 are 0.96% and 1.34% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Stocks may decline in value. See the prospectus for details.
Growth of an Assumed $10,000 Investment
[] DWS Health Care VIP — Class A [] S&P 500® Index [] S&P® North American Health Care Sector Index
The Standard & Poor's® 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P® North American Health Care Sector Index is an unmanaged, market-capitalization weighted index of 123 stocks designed to measure the performance of companies in the health care sector.
Index returns assume the reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Health Care VIP		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,815	$10,149	$12,197	$15,880
	Average annual total return	8.15%	.49%	4.05%	4.89%
S&P 500 Index	Growth of $10,000	$11,506	$9,168	$11,199	$12,114
	Average annual total return	15.06%	-2.86%	2.29%	2.00%
S&P North American Health Care Sector Index	Growth of $10,000	$10,608	$9,929	$11,333	$13,455
	Average annual total return	6.08%	-.24%	2.53%	3.12%
DWS Health Care VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$10,768	$10,034	$11,980	$19,059
	Average annual total return	7.68%	.11%	3.68%	7.88%
S&P 500 Index	Growth of $10,000	$11,506	$9,168	$11,199	$15,038
	Average annual total return	15.06%	-2.86%	2.29%	4.92%
S&P North American Health Care Sector Index	Growth of $10,000	$10,608	$9,929	$11,333	$16,109
	Average annual total return	6.08%	-.24%	2.53%	5.76%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 1, 2001. Index returns began on April 30, 2001.

** The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

DWS Health Care VIP

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,160.70	$1,158.90
Expenses Paid per $1,000*	$4.30	$6.20
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/10	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,021.22	$1,019.46
Expenses Paid per $1,000*	$4.02	$5.80

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Health Care VIP	.79%	1.14%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Management Summary December 31, 2010

DWS Health Care VIP

For 2010, health care underperformed the broader market as investors continued to prefer companies leveraged to global economic recovery. Additionally, lower health care consumption (e.g., fewer medical procedures and physician visits) and pricing pressures from European Union governments' austerity programs weighed on the sector. For its most recent fiscal year ended December 31, 2010, DWS Health Care VIP returned 8.15% (Class A shares, unadjusted for contract charges). In comparison, the Standard & Poor's 500® (S&P 500) Index returned 15.06% and the S&P® North American Health Care Sector Index returned 6.08%. (Past performance is no guarantee of future results.)

Our overweight to several biotechnology stocks contributed significantly to performance during the year.1 Alexion Pharmaceuticals, Inc. appreciated meaningfully following continued strong sales of Soliris, its drug for a rare disorder in which the body destroys red blood cells, and early clinical data demonstrating the drug's potential for treatment of other disorders. Incyte Corp. shares benefited from positive clinical data for its drug under development for myelofibrosis, a life-threatening blood cancer, as well as progress regarding its oral drug for rheumatoid arthritis. The largest detractor from relative performance during the 12-month period came from the Fund's position in Roche Holding AG. Shares of Roche declined as the company experienced several setbacks in its drug pipeline. We trimmed our position in Roche during the period.

Longer term, we believe that health care stocks remain attractive based on favorable global demographic trends and the continuing emergence of new technologies.

The following person is responsible for the day-to-day management of the Fund:

Leefin Lai, CFA

Portfolio Manager

The following person serves as consultant to the Advisor:

Thomas E. Bucher, CFA

Consultant

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P North American Health Care Sector Index is an unmanaged, market-capitalization-weighted index of 123 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

Portfolio management market commentary is as of December 31, 2010, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Health Care VIP
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/10	12/31/09

Common Stocks	98%	100%
Cash Equivalents	2%	—
	100%	100%

Industry Diversification (As a % of Common Stocks)	12/31/10	12/31/09

Pharmaceuticals	32%	34%
Biotechnology	25%	23%
Health Care Services	19%	17%
Medical Supply & Specialty	18%	20%
Life Sciences Equipment	6%	6%
	100%	100%

Asset allocation and industry diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 77.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2010

DWS Health Care VIP
	Shares	Value ($)

Common Stocks 97.5%
Health Care 97.5%
Biotechnology 24.0%
Acorda Therapeutics, Inc.* (a)	5,300	144,478
Alexion Pharmaceuticals, Inc.*	12,261	987,624
Allos Therapeutics, Inc.*	21,526	99,235
AMAG Pharmaceuticals, Inc.*	5,095	92,219
Amgen, Inc.* (a)	26,038	1,429,486
Amylin Pharmaceuticals, Inc.* (a)	11,727	172,504
ArQule, Inc.* (a)	21,500	126,205
Biogen Idec, Inc.* (a)	9,141	612,904
BioMarin Pharmaceutical, Inc.* (a)	22,673	610,584
Celera Corp.*	26,966	169,886
Celgene Corp.* (a)	21,411	1,266,247
Dendreon Corp.*	6,266	218,809
Exelixis, Inc.* (a)	17,859	146,622
Gen-Probe, Inc.* (a)	5,900	344,265
Genzyme Corp.*	11,203	797,654
Gilead Sciences, Inc.*	22,983	832,904
Halozyme Therapeutics, Inc.* (a)	32,400	256,608
Human Genome Sciences, Inc.* (a)	11,969	285,939
ImmunoGen, Inc.* (a)	24,500	226,870
Immunomedics, Inc.* (a)	29,700	106,326
Incyte Corp.* (a)	29,112	482,095
Intercell AG*	5,637	87,480
InterMune, Inc.*	4,000	145,600
Myriad Genetics, Inc.* (a)	3,761	85,901
Onyx Pharmaceuticals, Inc.* (a)	5,261	193,973
Regeneron Pharmaceuticals, Inc.* (a)	10,800	354,564
Savient Pharmaceuticals, Inc.*	7,315	81,489
Theravance, Inc.* (a)	5,042	126,403
United Therapeutics Corp.* (a)	7,959	503,168
Vertex Pharmaceuticals, Inc.* (a)	18,700	655,061
		11,643,103
Health Care Services 18.9%
Aetna, Inc.	16,400	500,364
Allscripts Healthcare Solutions, Inc.*	13,589	261,860
Cardinal Health, Inc.	14,100	540,171
Cerner Corp.* (a)	5,258	498,143
CIGNA Corp.	11,300	414,258
Coventry Health Care, Inc.*	8,500	224,400
CVS Caremark Corp.	14,931	519,151
Express Scripts, Inc.*	19,242	1,040,030
Fresenius Medical Care AG & Co. KGaA	13,433	776,212
Genoptix, Inc.*	4,603	87,549
Laboratory Corp. of America Holdings* (a)	3,895	342,448
McKesson Corp.	14,210	1,000,100
MedAssets, Inc.* (a)	6,976	140,845
Medco Health Solutions, Inc.*	13,573	831,618
Quest Diagnostics, Inc.	5,836	314,969
Tenet Healthcare Corp.*	21,540	144,103
UnitedHealth Group, Inc.	34,767	1,255,436
WellPoint, Inc.*	4,600	261,556
		9,153,213
Life Sciences Tools & Services 6.1%
Illumina, Inc.* (a)	1,707	108,121
Life Technologies Corp.*	17,606	977,133
	Shares	Value ($)

Mettler-Toledo International, Inc.*	1,540	232,864
PerkinElmer, Inc. (a)	15,490	399,952
Thermo Fisher Scientific, Inc.*	16,598	918,865
Waters Corp.*	4,148	322,341
		2,959,276
Medical Supply & Specialty 17.7%
Accuray, Inc.*	11,500	77,625
American Medical Systems Holdings, Inc.*	12,296	231,902
Baxter International, Inc.	22,514	1,139,659
Beckman Coulter, Inc.	714	53,714
Becton, Dickinson & Co. (a)	8,264	698,473
BioMimetic Therapeutics, Inc.*	5,936	75,387
C.R. Bard, Inc.	4,526	415,351
Covidien PLC	22,976	1,049,084
Hologic, Inc.*	8,799	165,597
Kinetic Concepts, Inc.* (a)	6,914	289,558
Masimo Corp. (a)	5,400	156,978
Medtronic, Inc.	33,449	1,240,623
Owens & Minor, Inc. (a)	4,241	124,813
Sirona Dental Systems, Inc.* (a)	3,711	155,046
Spectranetics Corp.*	16,885	87,127
St. Jude Medical, Inc.*	19,000	812,250
Stryker Corp. (a)	10,298	553,003
Thoratec Corp.* (a)	7,921	224,323
Varian Medical Systems, Inc.*	2,686	186,086
Wright Medical Group, Inc.*	5,945	92,326
Zimmer Holdings, Inc.* (a)	13,603	730,209
		8,559,134
Pharmaceuticals 30.8%
Abbott Laboratories	30,292	1,451,290
Allergan, Inc.	8,500	583,695
Ardea Biosciences, Inc.*	7,300	189,800
Auxilium Pharmaceuticals, Inc.* (a)	11,211	236,552
Bristol-Myers Squibb Co.	41,884	1,109,088
Cardiome Pharma Corp.*	14,200	91,164
Cephalon, Inc.* (a)	4,396	271,321
Eli Lilly & Co. (a)	6,678	233,997
Forest Laboratories, Inc.*	15,000	479,700
Impax Laboratories, Inc.*	12,712	255,638
Inspire Pharmaceuticals, Inc.*	22,300	187,320
Ironwood Pharmaceuticals, Inc. "A"*	4,500	46,575
Johnson & Johnson	28,150	1,741,077
Merck & Co., Inc.	54,753	1,973,298
Mylan, Inc.*	36,566	772,640
Novartis AG (Registered)	12,139	714,314
Pfizer, Inc.	134,911	2,362,292
Pharmasset, Inc.* (a)	2,987	129,666
Questcor Pharmaceuticals, Inc.* (a)	14,822	218,328
Roche Holding AG (Genusschein)	3,522	516,299
Salix Pharmaceuticals Ltd.* (a)	7,700	361,592
Shire PLC (ADR) (a)	6,532	472,786
Valeant Pharmaceuticals International, Inc.	17,054	482,458
VIVUS, Inc.* (a)	2,999	28,101
		14,908,991
Total Common Stocks (Cost $33,443,187)		47,223,717

	Shares	Value ($)

Securities Lending Collateral 26.8%
Daily Assets Fund Institutional, 0.27% (b) (c) (Cost $12,965,325)	12,965,325	12,965,325

Cash Equivalents 2.4%
Central Cash Management Fund, 0.19% (b) (Cost $1,171,099)	1,171,099	1,171,099

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $47,579,611)+	126.7	61,360,141
Other Assets and Liabilities, Net	(26.7)	(12,949,111)
Net Assets	100.0	48,411,030

* Non-income producing security.

+ The cost for federal income tax purposes was $48,011,212. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $13,348,929. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,541,563 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,192,634.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $12,570,150, which is 26.0% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks Biotechnology	$11,555,623	$87,480	$—	$11,643,103
Health Care Services	8,377,001	776,212	—	9,153,213
Life Sciences Tools & Specialty	2,959,276	—	—	2,959,276
Medical Supply & Specialty	8,559,134	—	—	8,559,134
Pharmaceuticals	13,678,378	1,230,613	—	14,908,991
Short-Term Investments (d)	14,136,424	—	—	14,136,424
Total	$59,265,836	$2,094,305	$—	$61,360,141

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended December 31, 2010.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2010
Assets
Investments: Investments in securities, at value (cost $33,443,187), including $12,570,150 of securities loaned	$47,223,717
Investment in Daily Assets Fund Institutional (cost $12,965,325)*	12,965,325
Investment in Central Cash Management Fund (cost $1,171,099)	1,171,099
Total investments, at value (cost $47,579,611)	61,360,141
Foreign currency, at value (cost $130)	132
Receivable for investments sold	28,704
Receivable for Fund shares sold	30,920
Interest receivable	1,364
Dividends receivable	34,946
Foreign taxes recoverable	16,873
Other assets	270
Total assets	61,473,350
Liabilities
Payable upon return of securities loaned	12,965,325
Payable for Fund shares redeemed	15,277
Accrued management fee	26,793
Accrued distribution service fee (Class B)	637
Other accrued expenses and payables	54,288
Total liabilities	13,062,320
Net assets, at value	$48,411,030
Net Assets Consist of
Undistributed net investment income	251,765
Net unrealized appreciation (depreciation) on: Investments	13,780,530
Foreign currency	2,439
Accumulated net realized gain (loss)	1,145,472
Paid-in capital	33,230,824
Net assets, at value	$48,411,030
Class A Net Asset Value, offering and redemption price per share ($45,390,479 ÷ 4,002,304 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.34
Class B Net Asset Value, offering and redemption price per share ($3,020,551 ÷ 274,245 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.01

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $15,568)	$680,141
Income distributions — Central Cash Management Fund	1,440
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	18,213
Total income	699,794
Expenses: Management fee	328,345
Administration fee	49,375
Services to Shareholders	2,211
Record keeping fee (Class B)	2,927
Custodian fee	10,321
Distribution service fee (Class B)	7,384
Audit and tax fees	29,355
Legal fees	17,332
Trustees' fees and expenses	3,736
Other	4,824
Total expenses	455,810
Net investment income	243,984
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,617,209
Foreign currency	7,781
1,624,990
Change in net unrealized appreciation (depreciation) on: Investments	1,802,611
Foreign currency	6,567
1,809,178
Net gain (loss)	3,434,168
Net increase (decrease) in net assets resulting from operations	$3,678,152

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income	$243,984	$(54,312)
Net realized gain (loss)	1,624,990	4,360,035
Change in net unrealized appreciation (depreciation)	1,809,178	5,459,026
Net increase (decrease) in net assets resulting from operations	3,678,152	9,764,749
Distributions to shareholders from: Net investment income: Class A	—	(711,488)
Class B	—	(35,875)
Net realized gains: Class A	(3,243,143)	(673,607)
Class B	(203,682)	(45,473)
Total distributions	(3,446,825)	(1,466,443)
Fund share transactions: Class A Proceeds from shares sold	4,393,397	3,080,971
Reinvestment of distributions	3,243,143	1,385,095
Cost of shares redeemed	(11,708,727)	(23,233,574)
Net increase (decrease) in net assets from Class A share transactions	(4,072,187)	(18,767,508)
Class B Proceeds from shares sold	286,173	467,768
Reinvestment of distributions	203,682	81,348
Cost of shares redeemed	(570,175)	(1,479,410)
Net increase (decrease) in net assets from Class B share transactions	(80,320)	(930,294)
Increase (decrease) in net assets	(3,921,180)	(11,399,496)
Net assets at beginning of period	52,332,210	63,731,706
Net assets at end of period (including undistributed net investment income of $251,765 and $0, respectively)	$48,411,030	$52,332,210
Other Information
Class A Shares outstanding at beginning of period	4,392,554	6,373,629
Shares sold	401,779	320,687
Shares issued to shareholders in reinvestment of distributions	294,563	164,892
Shares redeemed	(1,086,592)	(2,466,654)
Net increase (decrease) in Class A shares	(390,250)	(1,981,075)
Shares outstanding at end of period	4,002,304	4,392,554
Class B Shares outstanding at beginning of period	281,083	379,018
Shares sold	27,448	50,217
Shares issued to shareholders in reinvestment of distributions	19,000	9,896
Shares redeemed	(53,286)	(158,048)
Net increase (decrease) in Class B shares	(6,838)	(97,935)
Shares outstanding at end of period	274,245	281,083

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended December 31,	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$11.21	$9.45	$14.68		$13.77		$13.02
Income (loss) from investment operations: Net investment income (loss)a	.06	(.01)	.09	c	.03	c	(.01	)b
Net realized and unrealized gain (loss)	.83	2.02	(3.08)		1.75		.81
Total from investment operations	.89	2.01	(2.99)		1.78		.80
Less distributions from: Net investment income	—	(.13)	(.04)		—		—
Net realized gains	(.76)	(.12)	(2.20)		(.87)		(.05)
Total distributions	(.76)	(.25)	(2.24)		(.87)		(.05)
Net asset value, end of period	$11.34	$11.21	$9.45		$14.68		$13.77
Total Return (%)	8.15	22.19	(23.20)		13.20		6.17	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	49	60		98		101
Ratio of expenses (%)	.90	.96	.92		.93		.89
Ratio of net investment income (loss) (%)	.52	(.08)	.79	c	.19	c	(.03	)b
Portfolio turnover rate (%)	16	31	24		37		47
a Based on average shares outstanding during the period.
b Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
c Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 and $0.02 per share and 0.28% and 0.13% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.

Class B Years Ended December 31,	2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$10.95	$9.23	$14.40		$13.55		$12.87
Income (loss) from investment operations: Net investment income (loss)a	.02	(.04)	.05	c	(.03	)c	(.06	)b
Net realized and unrealized gain (loss)	.80	1.98	(3.02)		1.75		.79
Total from investment operations	.82	1.94	(2.97)		1.72		.73
Less distributions from: Net investment income	—	(.10)	—		—		—
Net realized gains	(.76)	(.12)	(2.20)		(.87)		(.05)
Total distributions	(.76)	(.22)	(2.20)		(.87)		(.05)
Net asset value, end of period	$11.01	$10.95	$9.23		$14.40		$13.55
Total Return (%)	7.68	21.80	(23.50)		12.88		5.77	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3		5		21
Ratio of expenses (%)	1.25	1.34	1.27		1.34		1.28
Ratio of net investment income (loss) (%)	.16	(.46)	.43	c	(.22	)c	(.42	)b
Portfolio turnover rate (%)	16	31	24		37		47
a Based on average shares outstanding during the period.
b Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
c Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 and $0.02 per share and 0.28% and 0.13% of average daily net assets for the year ended December 31, 2008 and 2007, respectively.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of six diversified funds: DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP (individually or collectively hereinafter referred to as a "Fund" or the "Funds"). The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. DWS Bond VIP offers one class of shares (Class A shares). DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP each offer two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the applicable Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Series' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Series in the preparation of the financial statements for its Funds.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued by independent pricing services approved by the Trustees of the Series. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees and are generally categorized as Level 3. In accordance with each Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following each Fund's Investment Portfolio.

Securities Lending. Each Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. DWS Global Opportunities VIP and DWS International VIP had no securities on loan as of December 31, 2010.

Foreign Currency Translations. The books and records of the Funds are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Securities. DWS Bond VIP may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. Each Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is each Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, based on the Series' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which each Fund invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2010, the following Funds had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:
Fund	Capital Loss Carryforwards ($)	Expiration Date	Capital Loss Carryfowards Utilized ($)	Capital Loss Carryfowards Expired ($)
DWS Bond VIP	37,157,000	12/31/2017	5,674,000	—
DWS Growth & Income VIP	46,950,000	12/31/2016-12/31/2017	10,057,000	—
DWS Capital Growth VIP	163,203,000	12/31/2011-12/31/2017	57,103,000	36,274,000
DWS Global Opportunities VIP	9,364,000	12/31/2017	12,952,000	—
DWS International VIP	150,205,000	12/31/2016-12/31/2017	26,324,000	—

At December 31, 2010, DWS Capital Growth VIP had a net tax basis capital loss carryforward of approximately $163,203,000, including $31,237,000 inherited from its mergers with affiliated funds in fiscal years 2005, 2006 and 2009 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code. Due to these limitations (under Sections 382-384 of the Internal Revenue Code), approximately $1,097,000 of the inherited capital loss carryforward cannot be used by the funds, and is not included in the capital loss carryforward of $163,203,000 disclosed above.

Each Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in each Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Each Fund will declare and distribute dividends from their net investment income, if any, annually, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward foreign currency exchange contracts, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2010, the Funds' components of distributable earnings (accumulated losses) on a tax-basis are as follows:
Fund	Undistributed Ordinary Income ($)*	Undistributed Net Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Net Unrealized Gain (Loss) on Investments ($)
DWS Bond VIP	4,878,143	—	(37,157,000)	10,788
DWS Growth & Income VIP	1,201,576	—	(46,950,000)	12,920,732
DWS Capital Growth VIP	5,191,902	—	(163,203,000)	241,755,764
DWS Global Opportunities VIP	2,437,828	—	(9,364,000)	55,460,482
DWS International VIP	4,523,867	—	(150,205,000)	35,918,812
DWS Health Care VIP	628,235	1,200,334	—	13,348,929

In addition, the tax character of distributions paid to shareholders by the Funds is summarized as follows:
	Distributions from Ordinary Income ($)* Years Ended December 31,		Distributions from Long-Term Capital Gains ($) Years Ended December 31,
Fund	2010	2009	2010	2009
DWS Bond VIP	6,962,542	11,985,798	—	—
DWS Growth & Income VIP	1,624,850	2,003,256	—	—
DWS Capital Growth VIP	6,385,406	8,113,671	—	—
DWS Global Opportunities VIP	572,620	2,134,010	—	—
DWS International VIP	6,705,134	13,476,586	—	—
DWS Health Care VIP	77,482	724,315	3,369,342	742,128

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific Fund are allocated to that Fund. Other Series expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Series.

Contingencies. In the normal course of business, each Fund may enter into contracts with service providers that contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet been made. However, based on experience, each Fund expects the risk of loss to be remote.

Other. For each Fund, investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2010, DWS Bond VIP and DWS Growth & Income VIP invested in futures contracts. DWS Growth & Income VIP entered into futures contracts in circumstances where portfolio management believed they offered an economic means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. DWS Bond VIP invested in interest rate futures to gain exposure to different parts of the yield curve while managing the overall duration. DWS Bond VIP also entered into currency futures contracts for non-hedging purposes to seek to enhance potential gains.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2010, is included in a table following DWS Bond VIP and DWS Growth & Income VIP's Investment Portfolio. For the year ended December 31, 2010, DWS Bond VIP and DWS Growth & Income VIP's investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $9,400,000, and $51,000 to $1,515,000, respectively, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $26,111,000 to $43,275,000 for DWS Bond VIP.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Each Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gains received on these securities. To reduce the effect of currency fluctuations, each Fund may enter into forward foreign currency exchange contracts. For the year ended December 31, 2010, DWS Bond VIP and DWS International VIP invested in forward foreign currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2010, is included in a table following DWS Bond VIP's Investment Portfolio. For the year ended December 31, 2010, the investment in forward currency contracts US dollars purchased had a total contract value generally indicative of a range from approximately $113,000 to $1,361,000 and the investment in forward currency contracts US dollars sold had a total contract value generally indicative of a range from $0 to approximately $360,000.

There are no open forward currency contracts for DWS International VIP as of December 31, 2010. For the year ended December 31, 2010, the investment in forward currency contracts US dollars purchased had a total contract value generally indicative of a range from $0 to approximately $24,890,000.

The following tables summarize the value of DWS Bond VIP and DWS Growth & Income VIP's derivative instruments held as of December 31, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

DWS Bond VIP
Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$49,016

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a) (b)	$(990)	$(23,390)	$(24,380)
Interest Rate Contracts (b)	$—	912,046	912,046
	$(990)	$888,656	$887,666

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

(b) Net unrealized appreciation (depreciation) on futures. Liability of Payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a) (b)	$(10,064)	$285,798	$275,734
Interest Rate Contracts (b)	—	(1,600,119)	(1,600,119)
	$(10,064)	$(1,314,321)	$(1,324,385)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a) (b)	$46,185	$(118,805)	$(72,620)
Interest Rate Contracts (b)	—	450,865	450,865
	$46,185	$332,060	$378,245

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

DWS Growth & Income VIP
Asset Derivative	Futures Contracts
Equity Contracts (a)	$14,510

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Asset of Receivable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$91,175

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$6,737

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

DWS International VIP

The amount of realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2010 and the related location in the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$(1,370,343)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended December 31, 2010, purchases and sales of investment securities (excluding short-term investments) were as follows:
Fund	Purchases ($)	Sales ($)
DWS Bond VIP excluding US Treasury Obligations	488,452,938	484,940,995
US Treasury Obligations	85,194,891	82,519,882
DWS Growth & Income VIP	139,171,485	153,000,110
DWS Capital Growth VIP	285,882,039	369,248,095
DWS Global Opportunities VIP	55,347,620	73,032,042
DWS International VIP	655,754,792	694,152,287
DWS Health Care VIP	7,933,990	16,178,401

D. Related Parties

Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Funds in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds or, for DWS Growth & Income VIP, delegates such responsibility to the Fund's subadvisor.

Under the Investment Management Agreement with the Advisor, the Funds pay a monthly management fee, based on the average daily net assets of each Fund, computed and accrued daily and payable monthly, at the annual rates shown below:
Fund	Annual Management Fee Rate
DWS Bond VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Growth & Income VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Capital Growth VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Global Opportunities VIP first $500 million of average daily net assets	.890%
next $500 million of average daily net assets	.875%
next $1 billion of average daily net assets	.860%
over $2 billion of average daily net assets	.845%
DWS International VIP first $500 million of average daily net assets	.790%
over $500 million of average daily net assets	.640%
DWS Health Care VIP first $250 million of average daily net assets	.665%
next $750 million of average daily net assets	.640%
next $1.5 billion of average daily net assets	.615%
next $2.5 billion of average daily net assets	.595%
next $2.5 billion of average daily net assets	.565%
next $2.5 billion of average daily net assets	.555%
next $2.5 billion of average daily net assets	.545%
over $12.5 billion of average daily net assets	.535%

QS Investors, LLC ("QS Investors") acts as investment sub-advisor to DWS Growth & Income VIP. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including members of the DWS Growth & Income VIP portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor. As an investment sub-advisor to DWS Growth & Income VIP, QS Investors makes investment decisions and buys and sells securities for the Fund. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

For the period from January 1, 2010 through September 30, 2010, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:
Fund	Annual Rate
DWS Global Opportunities VIP Class A	1.06%
DWS Global Opportunities VIP Class B	1.46%

In addition, for the period from October 1, 2010 through September 30, 2011, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:
Fund	Annual Rate
DWS Global Opportunities VIP Class A	1.00%
DWS Global Opportunities VIP Class B	1.40%

In addition, for the period from January 1, 2010 through April 30, 2010, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:
Fund	Annual Rate
DWS Growth & Income VIP Class A	.54%
DWS Growth & Income VIP Class B	.87%
DWS Capital Growth VIP Class A	.49%
DWS Capital Growth VIP Class B	.82%
DWS International VIP Class A	.96%
DWS International VIP Class B	1.29%

In addition, for the period from January 1, 2010 through April 27, 2010, the Advisor had contractually agreed to waive 0.01% of the management fee for Growth & Income VIP.

Accordingly, for the year ended December 31, 2010, the total management fee, management fee waived and effective management fee rate are as follows:
Fund	Total Aggregated ($)	Waived ($)	Annual Effective Rate
DWS Bond VIP	623,165	—	.39%
DWS Growth & Income VIP	381,068	28,777	.36%
DWS Capital Growth VIP	2,618,221	52,169	.37%
DWS Global Opportunities VIP	1,278,032	104,345	.82%
DWS International VIP	2,410,956	12,024	.79%
DWS Health Care VIP	328,345	—	.665%

In addition, for the year ended December 31, 2010, the Advisor waived record keeping expenses of Class B shares of the Fund as follows:
Fund	Waived ($)
DWS Capital Growth VIP	232

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Series. For all services provided under the Administrative Services Agreement, each Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of each Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2010, the Administration Fee was as follows:
Fund	Total Aggregated ($)	Unpaid at December 31, 2010 ($)
DWS Bond VIP	159,786	13,159
DWS Growth & Income VIP	97,710	8,441
DWS Capital Growth VIP	700,197	62,425
DWS Global Opportunities VIP	143,599	13,299
DWS International VIP	305,184	24,377
DWS Health Care VIP	49,375	4,088

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Series. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from each Fund. For the year ended December 31, 2010, the amounts charged to the Funds by DISC were as follows:
Fund	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2010 ($)
DWS Bond VIP Class A	730	—	186
DWS Growth & Income VIP Class A	572	572	—
DWS Growth & Income VIP Class B	96	—	24
DWS Capital Growth VIP Class A	814	814	—
DWS Capital Growth VIP Class B	106	106	—
DWS Global Opportunities VIP Class A	517	517	—
DWS Global Opportunities VIP Class B	130	—	30
DWS International VIP Class A	854	854	—
DWS International VIP Class B	96	—	24
DWS Health Care VIP Class A	243	—	57
DWS Health Care VIP Class B	67	—	18

DWS Investments Distributors, Inc. ("DIDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DIDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. These fees are detailed in each Fund's Statement of Operations.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Funds. For the year ended December 31, 2010, the amount charged to the Funds by DIMA included in the Statement of Operations under "reports to shareholders" was as follows:
Fund	Total Aggregated ($)	Unpaid at December 31, 2010 ($)
DWS Bond VIP	13,045	3,334
DWS Growth & Income VIP	13,057	2,726
DWS Capital Growth VIP	11,562	2,182
DWS Global Opportunities VIP	12,386	2,153
DWS International VIP	13,860	3,470
DWS Health Care VIP	12,122	3,201

Trustees' Fees and Expenses. Each Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. Each Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. Each Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in Emerging Markets

The DWS Bond VIP, DWS Global Opportunities VIP and DWS International VIP may invest in emerging markets. Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Ownership of the Funds

At the end of the year, the beneficial ownership in the Funds was as follows:

DWS Bond VIP: One participating insurance company was an owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 61%.

DWS Growth & Income VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 35%, 26% and 15%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, owning 86% and 11%.

DWS Capital Growth VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 43%, 22% and 12%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 82% and 17%.

DWS Global Opportunities VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 47%,19% and 11%. One participating insurance company was an owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 92%.

DWS International VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 41% and 13%. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 76%, 13% and 11%.

DWS Health Care VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 68% and 23%. One participating insurance company was an owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 98%.

G. Line of Credit

The Series and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. Each Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At December, 31, 2010, DWS International VIP had a $650,000 outstanding loan. Interest expense incurred on the borrowing was $928 for the year ended December, 31, 2010. The average dollar amount of the borrowings was $693,750, the weighted average interest rate on these borrowings was 1.51% and the Fund had a loan outstanding for thirty two days throughout the period. The borrowings were valued at cost, which approximates fair value.

H. Payments Made by Affiliates

During the year ended December 31, 2010, the Advisor fully reimbursed DWS Bond VIP and DWS Global Opportunities VIP $7,050 and $36, respectively, for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of each Fund's average net assets.

I. Acquisition of Assets

On April 24, 2009, DWS Capital Growth VIP acquired all of the net assets of DWS Janus Growth & Income VIP pursuant to a plan of reorganization approved by shareholders on April 20, 2009. The purpose of the transaction was to combine two funds managed by DWS with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 9,556,588 Class A shares of DWS Janus Growth & Income VIP for 5,009,687 Class A shares of DWS Capital Growth VIP outstanding on April 24, 2009. DWS Janus Growth & Income VIP's net assets at that date, $66,828,943, including $510,610 of net unrealized appreciation, were combined with those of DWS Capital Growth VIP. The aggregate net assets of DWS Capital Growth VIP immediately before the acquisition were $572,408,860. The combined net assets of DWS Capital Growth VIP immediately following the acquisition were $639,237,803.

J. Subsequent Events

On January 12, 2011, the Board of the following Acquired Funds approved, in principle, the merger of the Acquired Funds into the Acquiring Fund. Completion of the merger is subject to a number of conditions, including final approval by Acquired Funds Board and approval by the shareholders of the Acquired Funds at a shareholder meeting expected to be held during the month of April 2011. If shareholder approval is obtained, the mergers are expected to occur on or about May 1, 2011.
Acquired Funds	Acquiring Fund
DWS Variable Series I — DWS Health Care VIP	DWS Variable Series I — DWS Capital Growth VIP
DWS Variable Series II — DWS Technology VIP	DWS Variable Series I — DWS Capital Growth VIP

On January 12, 2011, the Board of Trustees approved changes to the name and investment strategy of DWS Global Opportunities VIP. Effective on or about May 1, 2011, the name of the Fund will change from "DWS Global Opportunities VIP" to "DWS Global Small Cap Growth VIP." For a description of the new investment strategy, please see the supplement dated February 1, 2011 to the Fund's current prospectus posted on www.dws-investments.com.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of DWS Variable Series I:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the six Funds (identified in Note A) of DWS Variable Series I (the "Series") at December 31, 2010 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts February 11, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

DWS Health Care VIP paid distributions of $0.74 per share from net long-term capital gains during the year ended December 31, 2010, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, DWS Health Care VIP designates approximately $1,333,000 as capital gain dividends for its year ended December 31, 2010, of which 100% represents 15% rate gains.

For corporate shareholders of DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Health Care VIP and DWS International VIP, 100%, 100%, 34%, 100% and 3%, respectively, of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Funds' fiscal year ended December 31, 2010 qualified for the dividends received deduction.

DWS International VIP and DWS Global Opportunities VIP paid foreign taxes of $646,822 and $91,853, and earned $4,560,951 and $1,063,242, respectively, of foreign source income during the year ended December 31, 2010. Pursuant to Section 853 of the Internal Revenue Code, DWS International VIP and DWS Global Opportunities VIP designate $0.02 and $0.01, respectively, per share as foreign taxes paid and $0.13 and $0.10, respectively, per share as income earned from foreign sources for the year ended December 31, 2010.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

DWS Bond VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009) ("Lipper Universe Expenses").

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Growth & Income VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS and QS Investors to attract and retain high-quality personnel, and the organizational depth and stability of DWS and QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 1st quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

DWS Capital Growth VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 4th quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2009. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Global Opportunities VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 1st quartile, 4th quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009. The Board observed that there were significant limitations to the usefulness of the comparative data provided by Lipper, noting that the applicable Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. As a result, the Board gave increased weight to the Fund's performance relative to its benchmark than some of the additional comparative data.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009 ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Trustees also observed that the Lipper expense universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS International VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Health Care VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	122
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	122
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	122
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		122
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	122
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	122
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		122
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	122
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010)
		122
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	122
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	122
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	125

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke7 (1967) Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso9 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management

Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Effective January 11, 2011, Mr. Gefeke, Executive Vice President, resigned as an officer of the fund.

The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. Mr. Gefeke was an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke received no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS1-2 (R-20592-1 2/11)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS VARIABLE SERIES I
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$197,544	$0	$0	$11,122
2009	$183,474	$0	$0	$9,490

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$7,500	$0	$0
2009	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services
The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$11,122	$0	$0	$11,122
2009	$9,490	$0	$100,000	$109,490

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series I

By:	/s/Michael G. Clark Michael G. Clark President

Date:	February 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	February 23, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 23, 2011